UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number              811-22481

                                     Apollo Senior Floating Rate Fund Inc.

(Exact name of registrant as specified in charter)

      9 West 57th Street

                           New York, New York 10019

(Address of principal executive offices) (Zip code)

Joseph Moroney, President

9 West 57th Street

                                   New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (212) 515-3200

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2017

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Apollo Senior Floating Rate Fund Inc. (NYSE: AFT)

Apollo Tactical Income Fund Inc. (NYSE: AIF)

Annual Report

December 31, 2017

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

This report, including the financial information herein, is transmitted to shareholders of the Funds for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Manager Commentary

As of December 31, 2017 (unaudited)

Dear Shareholders,

We would like to start by saying thank you for your interest in the Apollo Senior Floating Rate Fund Inc. and the Apollo Tactical Income Fund Inc. (the “Funds”). We appreciate the trust and confidence you have placed with us through your investment in the Funds.

Essentially an extension of the latter portion of 2016, 2017 was a positive year for the corporate credit markets marked by limited volatility, solid fundamental performance and spread tightening for both the leveraged loan and high yield markets. Expectations were generally limited coming into the year to coupon-like returns for both asset classes and that was the eventual result as the types of events that lead to broader spread widening were minimal during the year. The kinds of conditions that generally lead to shocks in the market, and spread widening, were mainly absent in 2017. The supply/ demand relationship was weighted throughout towards the latter, and while new primary issuance in the loan market was healthy, overall issuance was heavily weighted towards refinancing-and repricing-activity, as opposed to the introduction of new credits and paper to the market. Additionally, fundamental performance was broadly sound as most industries continued to benefit from economic growth, stable commodity prices and regulatory reform. Though certain industries, notably retail and telecommunications, continue to suffer through the unclear impact of technological evolution on their business models, profitability and cash flow trends for our portfolio companies have generally remained positive. Combined with buoyant equity markets, a global low-yield environment and ever-burgeoning demand, the leveraged loan and high yield markets were both set up for the kind of year eventually experienced.

The detail behind performance in 2017 is both telling with regards to its commentary on flows within the US credit markets and insightful as it relates to positioning going into 2018. Within the loan market, as mentioned, the primary story was around supply and demand. For the full year a record $974Bn in loans were issued, 45% higher than the previous high of $670Bn in 2013 and more than double the amount of issuance in 2016. However, net volume, excluding refinancing-and repricing-activity, totaled just $258Bn during the year. While this was an increase of 52% from the same figure in 2016 of $169Bn, and represents a very healthy number in most environments, it paled in comparison to the demand creation we saw over the same period. CLO issuance in 2017 totaled $282Bn over 571 deals, the highest total for a calendar year on record. Though 59% of this number represented reset activity, even that incorporates an element of new demand; the balance of the issuance number is entirely new dollars allocated to loans coming to market. When coupled with capital contributions to separate accounts, the natural demand occurring within existing funds and inflows into mutual funds, exchange-traded funds and non-traditional loan buyers operating in a market that was broadly bid, aggregate demand overwhelmed new supply by a substantial margin. Data around spreads shows this fairly clearly; the spread-to-maturity on a widely-followed loan market benchmark fell 41 bps over the course of the year to L+410, essentially a three year low. This spread-tightening has been a large part of performance in 2017 (and, in 2016), and potentially creates less room for similar performance going forward.

In large part the story of tighter spreads is a function of the global search for yield creating pools of capital competing for the same opportunities to lend. As it relates to this theme, there are two areas we find instructive with regards to investing in these markets going forward. As an active manager of closed-end funds we are consistently focused on finding investment opportunities overlooked by funds that are married to benchmarks and the liquid market. In an environment such as the current one, marked by heavy demand and over-competition, it becomes increasingly important to be nimble with regards to areas of focus and our approach, to look beyond the areas of the market where return and structure are most diminished by benchmark funds, becomes increasingly important. Additionally, we believe the importance of rising rates to relative returns should become one of the more important themes of the early part of 2018. Higher LIBOR, with that measure getting towards a nine year high in early 2018, is beginning to materially impact realized yields, this is as US Treasury rates are also moving higher with economic data around output, production and inflation all suggestive of a growing trend. We anticipate this trend will impact flows of capital as it occurs and increase the benefit of exposure to floating rate assets.

Entering 2018, the two types of shocks we see as most probable and resulting in the kind of opportunity that benefits the Funds would have to do with the changing rate environment just described, and the impact of technology on various industries susceptible to this kind of change and the manner in which that impacts required rates of return by investors going forward. Periods like 2017 that lack volatility have historically been more difficult for the Funds, and we appreciate opportunities with less competition to price risk and structure investments. As always, while we remain defensively oriented given a tight-spread and heavily-competitive environment, we regularly work to identify opportunities within businesses and industries where we see value when, for market-related reasons, yields become more attractive.

We appreciate your interest and support in the Funds. If you have any questions about the Funds, please call 1-888-301-3838, or visit our website at www.agmfunds.com.

Sincerely,

Apollo Credit Management, LLC

4  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Financial Data

As of December 31, 2017 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)

Loans	91.1%

High Yield Bonds	7.9%

Equity/Other	1.0%

Portfolio Characteristics (a)

Weighted Average Floating-Rate Spread	4.47%

Weighted Average Fixed-Rate Coupon	7.43%

Weighted Average Maturity (in years) (floating assets)	4.84

Weighted Average Maturity (in years) (fixed assets)	5.62

Weighted Average Modified Duration (in years) (fixed assets)	3.36

Average Position Size	$1,808,307

Number of Positions	238

Weighted Average S&P Rating(h)	B

Weighted Average Rating Factor (Moody’s)(h)	3,089

Credit Quality (b)

BBB	1.7%

BB	10.6%

B	66.6%

CCC+ or Lower	16.2%

Not Rated	4.9%

Top 5 Industries (as % of Current Market Value of Investment Securities) (c)

Services: Business	15.3%

Healthcare & Pharmaceuticals	12.9%

Telecommunications	9.0%

High Tech Industries	8.1%

Banking, Finance, Insurance & Real Estate	7.1%

Total	52.4%

Top 10 Issuers (as % of Current Market Value of Investment Securities) (d)

Global Tel*Link Corp.	2.0%

Medical Solutions Holdings, Inc.	1.7%

Evergreen Skills Lux S.A.R.L.	1.6%

Asurion, LLC (fka Asurion Corp.)	1.5%

EIG Investors Corp.	1.5%

Air Medical Group Holdings, Inc.	1.5%

William Morris Endeavor Entertainment, LLC	1.4%

AP Exhaust Acquisition, LLC	1.3%

Frontier Communications Corp.	1.2%

StandardAero Aviation Holdings, Inc.	1.2%

Total	14.9%

Performance Comparison
	YTD	5 Yr	Since Inception(i)

AFT - Market Price	(0.22)%(e)	4.27%(e)(f)	4.08%(e)(f)

AFT - NAV	5.80%(e)	6.35%(e)(f)	6.26%(e)(f)

S&P/LSTA Leveraged Loan Index (g)	4.12%	4.03%(f)	4.16%(f)

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on market value.
(b)	Credit quality is calculated as a percentage of fair value of investment securities at December 31, 2017. The quality ratings reflected were issued by S&P Global Ratings (“S&P”), an internationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.
(c)	The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s Investors Service (“Moody’s”), an internationally recognized statistical rating organization.
(d)	Holdings are subject to change and are provided for informational purposes only.
(e)	Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.
(f)	Annualized.
(g)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. dollar facilities in the leveraged loan market.
(h)	Excludes securities with no rating or in default as of December 31, 2017.
(i)	Inception date February 23, 2011.

Annual Report  |  5

Apollo Tactical Income Fund Inc.

Financial Data

As of December 31, 2017 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)

Loans	79.6%

High Yield Bonds	10.5%

Structured Products	8.9%

Equity/Other	1.0%

Portfolio Characteristics (a)

Weighted Average Floating-Rate Spread	4.92%

Weighted Average Fixed-Rate Coupon	6.88%

Weighted Average Maturity (in years) (floating assets)	5.38

Weighted Average Maturity (in years) (fixed assets)	5.43

Weighted Average Modified Duration (in years) (fixed assets)	3.53

Average Position Size	$1,816,590

Number of Positions	223

Weighted Average S&P Rating(h)	B

Weighted Average Rating Factor (Moody’s)(h)	3,036

Credit Quality (b)

BBB	1.6%

BB	10.6%

B	60.4%

CCC+ or Lower	15.0%

Not Rated	12.4%

Top 5 Industries (as % of Current Market Value of Investment Securities) (c)

Services: Business	15.0%

Healthcare & Pharmaceuticals	11.5%

Telecommunications	8.4%

High Tech Industries	7.5%

Retail	6.0%

Total	48.4%

Top 10 Issuers (as % of Current Market Value of Investment Securities) (d)

Medical Solutions Holdings, Inc.	1.8%

Evergreen Skills Lux S.A.R.L.	1.7%

EIG Investors Corp.	1.6%

Intelsat Jackson Holdings S.A.	1.5%

TIAA Churchill Middle Market CLO	1.5%

Air Medical Group Holdings, Inc.	1.4%

AP Exhaust Acquisition, LLC	1.4%

Global Tel*Link Corp.	1.3%

Moss Creek Resources, LLC	1.3%

Global Eagle Entertainment, Inc.	1.3%

Total	14.8%

Performance Comparison
	YTD	Since Inception(i)

AIF - Market Price	10.47%(e)	4.12%(e)(f)

AIF - NAV	9.87%(e)	7.35%(e)(f)

S&P/LSTA Leveraged Loan Index (g)	4.12%	3.89%(f)

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on market value.
(b)	Credit quality is calculated as a percentage of fair value of investment securities at December 31, 2017. The quality ratings reflected were issued by S&P, an internationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.
(c)	The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s, an internationally recognized statistical rating organization. The Top 5 Industries table above excludes Structured Products which represent 8.9% of the portfolio as of December 31, 2017.
(d)	Holdings are subject to change and are provided for informational purposes only.
(e)	Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.
(f)	Annualized.
(g)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. dollar facilities in the leveraged loan market.
(h)	Excludes securities with no rating or in default as of December 31, 2017.
(i)	Inception date February 25, 2013.

6  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments

December 31, 2017

	Principal Amount ($)	Value ($)
Senior Loans - 135.6%(a)

AEROSPACE & DEFENSE - 4.4%
MRO Holdings, Inc.
Initial Term Loan, (LIBOR + 5.25%, 1.00% Floor), 6.94%, 10/25/23(b)	600,000	605,250
PAE Holding Corp.
First Lien Initial Term Loan, (LIBOR + 5.50%, 1.00% Floor), 7.12%, 10/20/22(b)	1,942,500	1,957,680
Second Lien Initial Term Loan, (LIBOR + 9.50%, 1.00% Floor), 11.12%, 10/20/23(b)	1,404,834	1,413,614
Photonis Technologies SAS (France)
First Lien Initial Dollar Term Loan, (LIBOR + 7.50%, 1.00% Floor), 9.19%, 09/18/19(b)(c)	1,887,413	1,658,564
Sequa Mezzanine Holdings, LLC
First Lien Initial Term Loan, (LIBOR + 5.00%, 1.00% Floor), 6.55%, 11/28/21(b)	1,396,652	1,408,733
StandardAero Aviation
Holdings, Inc. Initial Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.32%, 07/07/22(b)	5,031,162	5,077,298

		12,121,139

AUTOMOTIVE - 3.6%

American Tire Distributors, Inc.
Initial Term Loan, (LIBOR + 4.25%, 1.00% Floor), 5.82%, 09/01/21(b)	1,842,145	1,857,978
AP Exhaust Acquisition, LLC
First Lien Initial Term Loan, (LIBOR + 5.00%, 1.00% Floor), 6.41%, 05/10/24(b)	5,331,194	5,271,245
CH Hold Corp.
Second Lien Initial Term Loan, (LIBOR + 7.25%, 1.00% Floor), 8.82%, 02/03/25(b)	500,000	511,250
Innovative XCessories &
Services, LLC Term Loan, (LIBOR + 4.75%, 1.00% Floor), 6.21%, 11/29/22(b)(d)	2,245,073	2,273,136

		9,913,609

BANKING, FINANCE, INSURANCE & REAL ESTATE - 8.1%
Amwins Group, LLC
Second Lien Term Loan, (LIBOR + 6.75%, 1.00% Floor), 8.32%, 01/25/25(b)	342,857	347,828
AqGen Ascensus, Inc.
Replacement Term Loan, (LIBOR + 4.00%, 1.00% Floor), 5.69%, 12/05/22(b)	1,994,962	2,005,775

	Principal Amount ($)	Value ($)

BANKING, FINANCE, INSURANCE & REAL ESTATE (continued)

Asurion, LLC
Replacement Term Loan B-5, (LIBOR + 3.00%, 0.00% Floor), 4.57%, 11/03/23(b)	4,082,832	4,107,411
Second Lien Replacement Term Loan B-2, (LIBOR + 6.00%, 0.00% Floor), 7.57%, 08/04/25(b) .	2,117,647	2,180,509
Capital Automotive L.P.
Tranche B Term Loan, (LIBOR + 6.00%, 1.00% Floor), 7.57%, 03/24/25(b)	1,565,851	1,612,826
CRCI Holdings, Inc.
Initial Term Loan, (LIBOR + 5.50%, 1.00% Floor), 7.19%, 08/31/23(b)	2,086,480	2,094,305
Medical Card System, Inc.
Term Loan, (LIBOR + 0.50%, 1.00% Floor), 1.50%, 05/31/19(b)(e)	5,323,315	4,363,109
Mitchell International, Inc.
First Lien Initial Term Loan, (LIBOR + 3.25%, 0.00% Floor), 4.94%, 11/29/24(b)	1,282,143	1,284,323
Second Lien Initial Term Loan, (LIBOR + 7.25%, 0.00% Floor), 8.94%, 12/01/25(b)(d)	1,136,979	1,149,906
MMM Holdings, Inc.
MMM Term Loan, (LIBOR + 8.75%, 1.50% Floor), 10.32%, 06/30/19(b)	516,620	501,982
MSO of Puerto Rico, Inc.
MSO Term Loan, (LIBOR + 8.75%, 1.50% Floor), 10.32%, 06/30/19(b)	375,580	364,938
National Financial Partners Corp.
Term Loan B, (LIBOR + 3.50%, 1.00% Floor), 5.07%, 01/08/24(b)	1,298,403	1,306,842
SG Acquisition, Inc.
Initial Term Loan, (LIBOR + 5.00%, 1.00% Floor), 6.69%, 03/29/24(b)	1,341,955	1,333,567

		22,653,321

BEVERAGE, FOOD & TOBACCO - 3.4%

Arctic Glacier Group Holdings, Inc.
Initial Term Loan, (LIBOR + 4.25%, 1.00% Floor), 5.82%, 03/20/24(b)	496,250	502,453
The Chef’s Warehouse, Inc.
Term Loan, (LIBOR + 4.00%, 1.00% Floor), 5.57%, 06/22/22(b)	1,076,516	1,083,245
JBS USA, LLC
Initial Term Loan, (LIBOR + 2.50%, 0.75% Floor), 4.10%, 10/30/22(b)(d)	2,987,462	2,940,036
PFS Holding Corp.
First Lien Term Loan, (LIBOR + 3.50%, 1.00% Floor), 5.07%, 01/31/21(b)	2,573,281	1,828,316

See accompanying Notes to Financial Statements.  |  7

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2017

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)
BEVERAGE, FOOD & TOBACCO (continued)
Winebow Holdings, Inc. (The Vintner Group, Inc.)
First Lien Initial Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.32%, 07/01/21(b)	1,066,103	1,050,778
Second Lien Initial Term Loan, (LIBOR + 7.50%, 1.00% Floor), 9.07%, 01/02/22(b)(e)	2,260,897	2,136,548

		9,541,376

CAPITAL EQUIPMENT - 1.5%
MTS Systems Corporation
New Tranche B Term Loan, (LIBOR + 3.25%, 0.75% Floor), 4.69%, 07/05/23(b)	2,114,942	2,136,092
Robertshaw US Holding Corp.
First Lien Initial Term Loan, (LIBOR + 4.50%, 0.00% Floor), 6.13%, 08/10/24(b)	1,995,000	2,014,950

		4,151,042

CHEMICALS, PLASTICS & RUBBER - 4.5%
ASP Chromaflo Intermediate
Holdings, Inc.
First Lien Initial Tranche B-2 Term Loan, (LIBOR + 4.00%, 1.00% Floor), 5.57%, 11/20/23(b)	424,137	427,053
Initial Tranche B-1 Term Loan, (LIBOR + 4.00%, 1.00% Floor), 5.57%, 11/20/23(b)	326,179	328,422
Ineos Styrolution US Holding, LLC
Term Loan, (LIBOR + 2.00%, 0.00% Floor), 3.69%, 03/29/24(b)	1,195,094	1,199,952
MacDermid, Inc.
Tranche B-6 Term Loan, (LIBOR + 3.00%, 1.00% Floor), 4.57%, 06/07/23(b)	567,454	571,071
Nexeo Solutions, LLC
Term Loan B-1, (LIBOR + 3.25%, 0.00% Floor), 4.72%, 06/09/23(b)	764,678	769,220
Niacet Corporation
First Lien Initial Dollar Term Loan, (LIBOR + 4.50%, 1.00% Floor), 6.19%, 02/01/24(b)(e)	708,928	710,700
PetroChoice Holdings, Inc.
First Lien Initial Term Loan, (LIBOR + 5.00%, 1.00% Floor), 6.42%, 08/19/22(b)	992,200	1,000,881
SK Spice S.A.R.L (Luxembourg)
Facility B-2, (LIBOR + 4.25%, 0.00% Floor), 5.60%, 08/12/24(b)(c)	2,121,906	2,134,276
Tronox Blocked Borrower, LLC
First Lien Blocked Dollar Term Loan, (LIBOR + 3.00%, 0.00% Floor), 4.69%, 09/23/24(b)	722,632	728,052

	Principal Amount ($)	Value ($)
CHEMICALS, PLASTICS & RUBBER (continued)
Tronox Finance, LLC (Netherlands)
First Lien Initial Dollar Term Loan, (LIBOR + 3.00%, 0.00% Floor), 4.69%, 09/23/24(b)(c)	1,667,612	1,680,119
Vantage Specialty Chemicals, Inc.
First Lien Closing Date Loan, (LIBOR + 4.00%, 1.00% Floor), 5.37%, 10/28/24(b)	1,607,143	1,620,201
Second Lien Initial Loan, (LIBOR + 8.25%, 1.00% Floor), 9.62%, 10/27/25(b)	1,367,088	1,346,582

		12,516,529

CONSTRUCTION & BUILDING - 2.1%
Associated Asphalt Partners, LLC
Tranche B Term Loan, (LIBOR + 5.25%, 1.00% Floor), 6.82%, 04/05/24(b)(d)	1,527,977	1,394,279
Encapsys, LLC
First Lien Initial Term Loan, (LIBOR + 3.25%, 1.00% Floor), 4.82%, 11/07/24(b)	715,116	719,142
Henry Company, LLC
Initial Term Loan, (LIBOR + 4.50%, 1.00% Floor), 6.07%, 10/05/23(b)	866,919	875,948
Morsco, Inc.
Initial Term Loan, (LIBOR + 7.00%, 1.00% Floor), 8.57%, 10/31/23(b)	987,342	1,007,089
Terra Millenium Corp.
First Out Term Loan, (LIBOR + 6.25%, 1.00% Floor), 7.88%, 10/31/22(b)(e)	1,950,000	1,959,750

		5,956,208

CONSUMER GOODS: DURABLE - 1.5%
Hayward Acquisition Corp.
Initial Term Loan, (LIBOR + 3.50%, 0.00% Floor), 5.07%, 08/05/24(b)	2,420,243	2,429,319
PT Holdings, LLC
Initial Loan, (LIBOR + 8.00%, 1.00% Floor), 9.57%, 12/08/25(b)(d)	625,000	628,125
Term Loan B, (LIBOR + 4.00%, 1.00% Floor), 5.57%, 12/09/24(b)(d)	1,000,000	1,005,940

		4,063,384

CONSUMER GOODS: NON-DURABLE - 3.7%
ABG Intermediate Holdings 2, LLC
First Lien Initial Term Loan, (LIBOR + 3.50%, 1.00% Floor), 5.19%, 09/27/24(b)	2,460,329	2,474,168
Second Lien Term Loan, (LIBOR + 7.75%, 1.00% Floor), 9.44%, 09/29/25(b)	971,276	985,845

8  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2017

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)
CONSUMER GOODS: NON-DURABLE (continued)
LTI Holdings, Inc. First Lien Initial Term Loan, (Variable + 4.75%, 1.00% Floor), 6.32%, 05/16/24(b)	4,037,664	4,070,470
Parfums Holding Co., Inc. First Lien Initial Term Loan, (LIBOR + 4.75%, 1.00% Floor), 6.44%, 06/30/24(b)(d)	1,763,506	1,780,400
Revlon Consumer Products Corp. Initial Term Loan B, (LIBOR + 3.50%, 0.75% Floor), 5.07%, 09/07/23(b)	1,492,976	1,116,932

		10,427,815

CONTAINERS, PACKAGING & GLASS - 2.8%
Anchor Glass Container Corp. Second Lien Term Loan, (LIBOR + 7.75%, 1.00% Floor), 9.18%, 12/07/24(b)	2,291,667	2,322,215
Hoover Group, Inc. First Lien Initial Term Loan, (LIBOR + 7.25%, 1.00% Floor), 8.70%, 01/28/21(b)(e)	1,454,497	1,338,137
SMI Acquisition, Inc. First Lien Initial Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.13%, 11/01/24(b)	1,050,000	1,056,127
Sprint Industrial Holdings, LLC First Lien Term Loan, (LIBOR + 5.75%, 1.25% Floor), 7.44%, 05/14/19(b)	3,360,025	3,141,624

		7,858,103

ENERGY: OIL & GAS - 4.2%
American Energy - Marcellus, LLC First Lien Term Loan, (LIBOR + 4.25%, 1.00% Floor), 5.71%, 08/04/20(b)(f)(g)	2,561,807	1,912,811
Azure Midstream Energy, LLC Term Loan, (LIBOR + 6.50%, 1.00% Floor), 8.07%, 11/15/18(b)	426,965	386,531
EMG Utica, LLC Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.59%, 03/27/20(b)	502,271	505,882
HGIM Corp. Senior Secured Term Loan A, (Prime + 3.25%, 1.00% Floor), 7.75%, 06/18/18(b)(g)	2,677,236	1,077,587
Moss Creek Resources, LLC Initial Term Loan, (LIBOR + 8.00%, 1.50% Floor), 9.50%, 04/07/22(b)(e)	5,000,000	5,000,000

	Principal Amount ($)	Value ($)
ENERGY: OIL & GAS (continued)
Sheridan Investment Partners I, LLC Deferred Principal Facility I, 10/01/19(e)(g)	4,749	2,850
Tranche B-2 Term Loan, (LIBOR + 3.50%, 0.75% Floor), 5.01%, 10/01/19(b)	1,630,986	1,356,434
Sheridan Production
Partners I-A, L.P. Deferred Principal Facility I-A, 10/01/19(e)(g)	629	378
Tranche B-2 Term Loan, (LIBOR + 3.50%, 0.75% Floor), 5.01%, 10/01/19(b)	216,119	179,739
Sheridan Production
Partners I-M, L.P. Deferred Principal Facility I-M, 10/01/19(e)(g)	384	231
Tranche B-2 Term Loan, (LIBOR + 3.50%, 0.75% Floor), 5.01%, 10/01/19(b)	132,007	109,785
Southcross Holdings Borrower, LP
Tranche B Term Loan (5.50% PIK), 9.00%, 04/13/23(h)(i)	125,062	123,108
Traverse Midstream Partners, LLC
Term Loan, (LIBOR + 4.00%, 1.00% Floor), 5.85%, 09/27/24(b)	926,471	940,021

		11,595,357

ENVIRONMENTAL INDUSTRIES - 1.1%
Emerald 2, Ltd. (United Kingdom) Facility B-1, (LIBOR + 4.00%, 1.00% Floor), 5.69%, 05/14/21(b)(c)(d)	3,091,110	3,091,110

HEALTHCARE & PHARMACEUTICALS - 17.7%
Argon Medical Devices, Inc. First Lien Term Loan B, (LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/27/24(b)(d)	1,563,830	1,576,536
ATI Holdings, Inc. First Lien Initial Term Loan, (LIBOR + 3.50%, 1.00% Floor), 4.85%, 05/10/23(b)	709,576	716,672
Bioclinica, Inc. First Lien Initial Term Loan, (LIBOR + 4.25%, 1.00% Floor), 5.63%, 10/20/23(b)	2,217,824	2,173,467
CT Technologies Intermediate Hldgs, Inc. Initial Term Loan, (LIBOR + 4.25%, 1.00% Floor), 5.82%, 12/01/21(b)	3,238,240	3,236,232
Diplomat Pharmacy, Inc. Initial Term Loan B, (LIBOR + 4.50%, 1.00% Floor), 6.04%, 12/13/24(b)(d)	913,043	921,032

See accompanying Notes to Financial Statements.  |  9

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2017

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

HEALTHCARE & PHARMACEUTICALS (continued)
Endo Luxembourg Finance I Co. S.A.R.L Initial Term Loan, (LIBOR + 4.25%, 0.75% Floor), 5.88%, 04/29/24(b)	3,015,106	3,038,670
Equian, LLC Initial Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.23%, 05/20/24(b)	868,363	877,594
ExamWorks Group, Inc. Term Loan B-1, (LIBOR + 3.25%, 1.00% Floor), 4.82%, 07/27/23(b)	1,470,150	1,481,794
Lanai Holdings II, Inc. First Lien Initial Term Loan, (LIBOR + 4.75%, 1.00% Floor), 6.23%, 08/29/22(b)(d)	3,697,157	3,549,271
Lanai Holdings III, Inc. Second Lien Initial Term Loan, (LIBOR + 8.50%, 1.00% Floor), 9.98%, 08/28/23(b)	869,565	804,348
Lantheus Medical Imaging, Inc. New Term Loan B 2017, (LIBOR + 3.75%, 1.00% Floor), 5.32%, 06/30/22(b)	1,043,475	1,052,824
Medical Solutions Holdings, Inc. First Lien Closing Date Term Loan, (LIBOR + 4.25%, 1.00% Floor), 5.82%, 06/14/24(b)	5,083,624	5,140,815
Second Lien Closing Date Loan, (LIBOR + 8.25%, 1.00% Floor), 9.82%, 06/16/25(b)	2,000,000	1,990,000
Nmsc Holdings, Inc. Initial Term Loan, (LIBOR + 5.00%, 1.00% Floor), 6.69%, 04/19/23(b)	561,524	553,101
Onex Schumacher Finance, L.P. First Lien Initial Term Loan, (LIBOR + 4.00%, 1.00% Floor), 5.57%, 07/29/22(b)(d)	1,550,873	1,531,487
Opal Acquisition, Inc. First Lien Term Loan B, (LIBOR + 4.00%, 1.00% Floor), 5.53%, 11/27/20(b)	4,621,323	4,345,962
Parexel International Corp. Initial Term Loan, (LIBOR + 3.00%, 0.00% Floor), 4.57%, 09/27/24(b)	2,273,125	2,285,911
PharMerica Corporation First Lien Term Loan, (LIBOR + 3.50%, 1.00% Floor), 4.90%, 12/06/24(b)	1,732,523	1,743,784
Premier Dental Services, Inc. Term Loan, (LIBOR + 5.25%, 1.00% Floor), 6.82%, 06/30/23(b)(d)	1,006,428	1,014,922
Quorum Health Corp. Term Loan, (LIBOR + 6.75%, 1.00% Floor), 8.32%, 04/29/22(b)	2,658,042	2,691,267

	Principal Amount ($)	Value ($)

HEALTHCARE & PHARMACEUTICALS (continued)

Select Medical Corp. Tranche B Term Loan, (Variable + 3.50%, 1.00% Floor), 4.85%, 03/01/21(b)	1,476,561	1,493,172
Team Health Holdings, Inc. Initial Term Loan, (LIBOR + 2.75%, 1.00% Floor), 4.32%, 02/06/24(b)	1,832,704	1,789,186
Tecomet, Inc. 2017 Term Loan, (Variable + 3.50%, 1.00% Floor), 4.89%, 05/01/24(b)	497,500	503,097
U.S. Renal Care, Inc. First Lien Initial Term Loan, (LIBOR + 4.25%, 1.00% Floor), 5.94%, 12/30/22(b)	3,976,797	3,927,087
Valeant Pharmaceuticals International, Inc. (Canada) Tranche B Term Loan, Series F-4, (LIBOR + 3.50%, 0.75% Floor), 4.94%, 04/01/22(b)(c)	718,335	729,394
		49,167,625
HIGH TECH INDUSTRIES - 11.1%
Aptean, Inc. Second Lien Initial Term Loan, (LIBOR + 9.50%, 1.00% Floor), 11.20%, 12/20/23(b)	763,810	768,905
Term Loan B, (LIBOR + 4.25%, 1.00% Floor), 5.95%, 12/20/22(b)	2,145,103	2,165,664
Aricent Technologies First Lien Initial Term Loan, (LIBOR + 4.50%, 1.00% Floor), 5.97%, 04/14/21(b)	3,464,479	3,481,801
Second Lien Initial Term Loan, (LIBOR + 8.50%, 1.00% Floor), 9.97%, 04/14/22(b)	1,391,828	1,405,050
Aspect Software, Inc. First Lien Exit Term Loan, (LIBOR + 10.50%, 1.00% Floor), 12.07%, 05/25/20(b)	1,568,524	1,548,917
DigiCert Holding, Inc. First Lien Term Loan, (LIBOR + 4.75%, 1.00% Floor), 6.13%, 10/31/24(b)	1,895,411	1,922,060
Second Lien Term Loan, (LIBOR + 8.00%, 1.00% Floor), 9.38%, 10/31/25(b)	1,514,727	1,526,330
DTI Holdco, Inc. Initial Term Loan, (LIBOR + 5.25%, 1.00% Floor), 6.63%, 10/02/23(b)	997,475	996,228
Flexera Software, LLC Second Lien Term Loan, (LIBOR + 7.00%, 1.00% Floor), 8.57%, 04/02/21(b)	2,987,571	3,002,508

10  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2017

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

HIGH TECH INDUSTRIES (continued)

Gigamon, Inc. First Lien Term Loan, (LIBOR + 4.50%, 1.00% Floor), 6.03%, 12/19/24(b)(d)	1,714,285	1,705,714
Integrated Device Technology, Inc. Initial Term Loan B, (LIBOR + 3.00%, 0.00% Floor), 4.57%, 04/04/24(b)	774,634	777,036
MA FinanceCo., LLC Tranche B-3 Term Loan, (LIBOR + 2.75%, 0.00% Floor), 4.32%, 06/21/24(b)	60,450	60,576
Misys, Ltd. (United Kingdom) Second Lien Dollar Term Loan, (LIBOR + 7.25%, 1.00% Floor), 8.73%, 06/13/25(b)(c)	500,000	502,750
Riverbed Technology, Inc. First Amendment Term Loan, (LIBOR + 3.25%, 1.00% Floor), 4.82%, 04/24/22(b)	3,000,000	2,959,590
Seattle SpinCo, Inc. Term Loan, (LIBOR + 2.75%, 0.00% Floor), 4.32%, 06/21/24(b) .	408,237	409,088
Syncsort, Inc. Second Lien Initial Term Loan, (LIBOR + 9.00%, 1.00% Floor), 10.69%, 08/18/25(b)	2,000,000	1,961,880
TIBCO Software, Inc. Term Loan B-1, (LIBOR + 3.50%, 1.00% Floor), 5.07%, 12/04/20(b)	1,997,931	2,006,262
Triple Point Group Holdings, Inc. First Lien Term Loan, (LIBOR + 4.25%, 1.00% Floor), 5.94%, 07/10/20(b)	3,972,353	3,633,472

		30,833,831

HOTEL, GAMING & LEISURE - 2.9%

Equinox Holdings, Inc. Second Lien Initial Term Loan, (LIBOR + 7.00%, 1.00% Floor), 8.57%, 09/06/24(b)	272,109	281,633
Term Loan B-1, (LIBOR + 3.00%, 1.00% Floor), 4.57%, 03/08/24(b)	1,596,015	1,612,645
Everi Payments, Inc. New Term Loan B, (LIBOR + 3.50%, 1.00% Floor), 4.98%, 05/09/24(b)	1,789,719	1,810,301
Mohegan Tribal Gaming Authority Term Loan A, (Variable + 3.75%, 0.00% Floor), 5.37%, 10/13/21(b)	2,125,000	2,140,938
Scientific Games International, Inc. Term Loan B-4, (LIBOR + 3.25%, 0.00% Floor), 4.70%, 08/14/24(b)	2,225,944	2,246,656

		8,092,173

	Principal Amount ($)	Value ($)

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 2.4%

Acosta, Inc. Tranche B-1, (LIBOR + 3.25%, 1.00% Floor), 4.82%, 09/26/21(b)	1,000,000	883,335
Advantage Sales & Marketing, Inc. First Lien Initial Term Loan, (LIBOR + 3.25%, 1.00% Floor), 4.63%, 07/23/21(b)(d)	997,423	974,981
ALM Media, LLC First Lien Term Loan B, (LIBOR + 4.50%, 1.00% Floor), 6.19%, 07/31/20(b)	2,994,191	2,619,917
F & W Media, Inc. Term Loan B-1 (8.07% PIK), (LIBOR + 6.50%, 1.50% Floor), 8.07%, 05/24/22(b)(d)(e)(i)	341,609	341,609
Term Loan B-2 (11.57% PIK), (LIBOR + 10.00%, 1.50% Floor), 11.57%, 05/24/22(b)(d)(e)(i)	833,733	312,054
Information Resources, Inc. First Lien Initial Term Loan, (LIBOR + 4.25%, 1.00% Floor), 5.62%, 01/18/24(b)	1,492,519	1,502,160

		6,634,056

MEDIA: BROADCASTING & SUBSCRIPTION - 7.5%
CBS Radio, Inc. Term Loan B-1, (LIBOR + 2.75%, 0.00% Floor), 4.17%, 11/18/24(b)	790,419	795,770
Emmis Operating Co. Term Loan, (LIBOR + 7.00%, 1.00% Floor), 8.37%, 04/18/19(b)	565,410	551,275
Global Eagle Entertainment, Inc. Initial Term Loan, (LIBOR + 7.50%, 1.00% Floor), 8.96%, 01/06/23(b)	4,983,275	4,972,063
Hemisphere Media Holdings, LLC Term Loan B-1, (LIBOR + 3.50%, 0.00% Floor), 5.07%, 02/14/24(b)	832,813	803,665
Radiate Holdco, LLC Closing Date Term Loan, (LIBOR + 3.00%, 0.75% Floor), 4.57%, 02/01/24(b)(d)	492,585	489,640
First Lien Term Loan, (LIBOR + 3.00%, 0.75% Floor), 4.57%, 02/01/24(b)(d)	2,785,135	2,759,888
SESAC Holdco II, LLC First Lien Initial Term Loan, (LIBOR + 3.25%, 1.00% Floor), 4.80%, 02/23/24(b)	1,246,859	1,237,508
Second Lien Initial Term Loan, (LIBOR + 7.25%, 1.00% Floor), 8.73%, 02/24/25(b)	868,956	857,008
Urban One, Inc. Initial Term Loan, (LIBOR + 4.00%, 1.00% Floor), 5.70%, 04/18/23(b)	2,639,445	2,599,853

See accompanying Notes to Financial Statements.  |  11

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2017

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

MEDIA: BROADCASTING & SUBSCRIPTION (continued)

William Morris Endeavor Entertainment , LLC Term Loan B, (LIBOR + 3.25%, 1.00% Floor), 4.64%, 05/06/21(b)	5,666,896	5,702,315

		20,768,985

MEDIA: DIVERSIFIED & PRODUCTION - 1.4%

A-L Parent, LLC First Lien Initial Term Loan, (LIBOR + 3.25%, 1.00% Floor), 4.82%, 12/01/23(b)(d)	1,338,136	1,349,844
Second Lien Initial Term Loan, (LIBOR + 7.25%, 1.00% Floor), 8.82%, 12/02/24(b)(e)	500,000	505,000
DHX Media, Ltd. (Canada) Initial Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.32%, 12/29/23(b)(c)	1,990,000	1,997,463

		3,852,307

METALS & MINING - 0.0%

Magnetation, LLC / Mag Finance Corp. DIP Term Loan, 12.00%, 10/14/16(e)(g)(h)	245,303	—

RETAIL - 9.1%

Academy, Ltd. Initial Term Loan, (LIBOR + 4.00%, 1.00% Floor), 5.57%, 07/01/22(b)	2,956,179	2,340,924
Albertson’s, LLC Replacement 2017-1 Term Loan B-4, (LIBOR + 2.75%, 0.75% Floor), 4.32%, 08/25/21(b)	1,994,987	1,958,369
Replacement 2017-1 Term Loan B-5, (LIBOR + 3.00%, 0.75% Floor), 4.67%, 12/21/22(b)	2,017,658	1,980,513
Charming Charlie, LLC First Lien DIP Term Loan, (Prime + 3.50%, 1.00% Floor), 8.00%, 06/08/18(b)(e)	309,997	309,997
Term Loan, (LIBOR + 8.00%, 1.00% Floor), 12.33%, 12/24/19(b)(g)(j)	3,584,099	150,084
David’s Bridal, Inc. Initial Term Loan, (LIBOR + 4.00%, 1.25% Floor), 5.70%, 10/11/19(b)(d)	3,971,168	3,486,110
J Crew Group, Inc. Consenting Amended Initial Loan, (LIBOR + 3.22%, 1.00% Floor), 4.85%, 03/05/21(b)	432,342	261,351
JC Penney Corp., Inc. Initial Loan, (LIBOR + 4.25%, 1.00% Floor), 5.73%, 06/23/23(b)	3,670,333	3,441,855

	Principal Amount ($)	Value ($)

RETAIL (continued)

Mister Car Wash Holdings, Inc. Term Loan, (LIBOR + 3.25%, 1.00% Floor), 4.63%, 08/20/21(b)(d)	1,321,708	1,327,761
The Neiman Marcus Group, Inc. Other Term Loan, (LIBOR + 3.25%, 1.00% Floor), 4.64%, 10/25/20(b)	1,065,718	873,228
Petco Animal Supplies, Inc. Second Amendment Term Loan, (LIBOR + 3.00%, 1.00% Floor), 4.38%, 01/26/23(b)	5,486,041	4,165,962
PetSmart, Inc. Tranche B-2 Loan, (LIBOR + 3.00%, 1.00% Floor), 4.57%, 03/11/22(b)(d)	235,001	188,773
Sears Roebuck Acceptance Corp. (KMART Corp.) 2017 Extended Term Loan, (LIBOR + 4.50%, 1.00% Floor), 6.07%, 01/20/19(b)(d)	3,391,251	3,425,163
Vince, LLC Initial Term Loan, (LIBOR + 7.00%, 1.00% Floor), 8.40%, 11/27/19(b)	1,683,053	1,472,672

		25,382,762

SERVICES: BUSINESS - 21.6%

Air Medical Group Holdings, Inc. 2016 New Term Loan, (LIBOR + 4.00%, 1.00% Floor), 5.67%, 04/28/22(b)	3,786,691	3,791,897
First Lien Term Loan B, (LIBOR + 4.25%, 1.00% Floor), 5.68%, 09/26/24(b)(d)	2,268,449	2,277,432
Americold Realty Operating Partnership, L.P. Initial Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.32%, 12/01/22(b)	3,578,836	3,623,589
Applied Systems, Inc. Second Lien Initial Term Loan, (LIBOR + 7.00%, 1.00% Floor), 8.69%, 09/19/25(b)	508,065	526,960
EIG Investors Corp. Refinancing Term Loan, (LIBOR + 4.00%, 1.00% Floor), 5.46%, 02/09/23(b)	4,009,187	4,040,519
Electro Rent Corp. First Lien Initial Term Loan, (LIBOR + 5.00%, 1.00% Floor), 6.62%, 01/31/24(b)	2,097,858	2,126,703

12  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2017

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

SERVICES: BUSINESS (continued)

Evergreen Skills Lux S.A.R.L. (Luxembourg) First Lien Initial Term Loan, (LIBOR + 4.75%, 1.00% Floor), 6.32%, 04/28/21(b)(c)	6,000,000	5,793,210
Second Lien Initial Term Loan, (LIBOR + 8.25%, 1.00% Floor), 9.82%, 04/28/22(b)(c)	999,917	892,011
Explorer Holdings, Inc. Refinancing Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.13%, 05/02/23(b)	4,568,173	4,611,000
Garda World Security Corp. (Canada) New Incremental Term Loan B, (Variable + 3.50%, 1.00% Floor), 4.97%, 05/24/24(b)(c)	1,106,613	1,114,221
IBC Capital, Ltd. First Lien Initial Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.29%, 09/09/21(b)	2,977,041	2,981,134
International Car Wash Group, Ltd. (United Kingdom) First Lien Term Loan, (LIBOR + 3.50%, 1.00% Floor), 4.88%, 10/03/24(b)(c)(e)	709,859	713,408
Second Lien Term Loan, (LIBOR + 7.50%, 1.00% Floor), 8.88%, 10/03/25(b)(c)(e)	1,545,455	1,557,046
Michael Baker International, LLC Initial Term Loan, (LIBOR + 4.50%, 1.00% Floor), 5.94%, 11/21/22(b)	2,870,813	2,874,402
Navicure, Inc. First Lien Initial Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.11%, 11/01/24(b)	791,878	791,878
Second Lien Initial Term Loan, (LIBOR + 7.50%, 1.00% Floor), 8.86%, 10/31/25(b)	500,000	503,750
Onex Carestream Finance, L.P. First Lien Term Loan, (LIBOR + 4.00%, 1.00% Floor), 5.69%, 06/07/19(b)	1,855,203	1,861,001
Second Lien Term Loan, (LIBOR + 8.50%, 1.00% Floor), 10.19%, 12/07/19(b)	2,143,089	2,116,301
Paysafe Group PLC USD Term Loan, (LIBOR + 3.50%, 1.00% Floor), 5.15%, 12/02/24(b)(d)	2,909,090	2,911,825
SGS Cayman L.P. Initial Cayman Term Loan, (LIBOR + 5.38%, 1.00% Floor), 7.07%, 04/23/21(b)	784,349	754,936

	Principal Amount ($)	Value ($)

SERVICES: BUSINESS (continued)

SMG First Lien Term Loan, (Prime + 2.50%, 1.00% Floor), 7.00%, 02/27/20(b)	2,274,688	2,281,808
Solera Holdings, Inc. Dollar Term Loan, (LIBOR + 3.25%, 1.00% Floor), 4.82%, 03/03/23(b)	3,193,008	3,217,626
STG-Fairway Acquisitions, Inc. First Lien Term Loan, (LIBOR + 5.25%, 1.00% Floor), 6.94%, 06/30/22(b)	2,514,689	2,493,729
Sutherland Global Services, Inc. Initial U.S. Term Loan, (LIBOR + 5.38%, 1.00% Floor), 7.07%, 04/23/21(b)	3,369,523	3,243,166
U.S. Security Associates Holdings, Inc. Initial Term Loan, (LIBOR + 4.00%, 1.00% Floor), 5.69%, 07/14/23(b)	2,976,368	3,016,058

		60,115,610

SERVICES: CONSUMER - 4.0%

Laureate Education, Inc. Series 2024 Term Loan, (LIBOR + 4.50%, 1.00% Floor), 6.07%, 04/26/24(b)	3,586,570	3,623,189
NVA Holdings, Inc. First Lien Term Loan B-2, (LIBOR + 3.50%, 1.00% Floor), 5.19%, 08/14/21(b)	2,165,387	2,186,142
Second Lien Term Loan, (LIBOR + 7.00%, 1.00% Floor), 8.69%, 08/14/22(b)	2,637,888	2,658,766
USS Ultimate Holdings, Inc. First Lien Initial Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.32%, 08/25/24(b)(d)	684,879	690,303
Second Lien Initial Term Loan, (LIBOR + 7.75%, 1.00% Floor), 9.32%, 08/25/25(b)(d)	1,884,615	1,905,817

		11,064,217

TELECOMMUNICATIONS - 11.2%

CenturyLink, Inc. Initial Term Loan A, (LIBOR + 2.75%, 0.00% Floor), 4.32%, 06/20/22(b)(d)	2,000,000	1,987,500
Initial Term Loan B, (LIBOR +2.75%, 0.00% Floor), 4.32%, 01/31/25(b)(d)	2,500,000	2,415,625
Digicel International Finance, Ltd. (Saint Lucia) First Lien Initial Term Loan B, (LIBOR + 3.75%, 1.00% Floor), 5.31%, 05/27/24(b)(c)	272,092	273,623

See accompanying Notes to Financial Statements.  |  13

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2017

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

TELECOMMUNICATIONS (continued)

Frontier Communications Corp. Initial Term Loan, (LIBOR + 2.75%, 0.00% Floor), 4.32%, 03/31/21(b)(d)	986,486	951,964
Term Loan B-1, (LIBOR + 3.75%,0.75% Floor), 5.32%, 06/15/24(b)(d)	4,294,027	4,133,001
Global Tel*Link Corp. First Lien Term Loan, (LIBOR + 4.00%, 1.25% Floor), 5.69%, 05/23/20(b)	7,977,006	8,016,930
Intelsat Jackson Holdings S.A. (Luxembourg) First Lien Term Loan B-4, (LIBOR + 4.50%, 1.00% Floor), 6.09%, 01/02/24(b)(c)(d)	1,509,434	1,531,449
First Lien Term Loan B-5, 6.63%, 01/02/24(c)(d)(h)	1,686,634	1,707,371
Tranche B-3 Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.21%, 11/27/23(b)(c)(d)	1,660,772	1,629,633
Securus Technologies Holdings, Inc. First Lien Initial Term Loan, (LIBOR + 4.50%, 1.00% Floor), 6.12%, 11/01/24(b)	2,123,636	2,150,192
Second Lien Initial Term Loan, (LIBOR + 8.25%, 1.00% Floor), 9.87%, 11/01/25(b)	549,280	556,146
TierPoint, LLC First Lien Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.32%, 05/06/24(b)	3,025,782	3,010,668
TVC Albany, Inc. Term Loan B, (LIBOR + 4.00%, 1.00% Floor), 5.69%, 09/18/24(b)(e)	498,750	501,867
U.S. TelePacific Corp. Advance Term Loan, (LIBOR + 5.00%, 1.00% Floor), 6.69%, 05/02/23(b)	2,426,829	2,328,239

		31,194,208

TRANSPORTATION: CARGO - 1.9%

Avolon Holdings, Ltd. Initial Term Loan B-2, (LIBOR + 2.25%, 0.75% Floor), 3.75%, 03/21/22(b)	2,493,734	2,479,121
Transplace Holdings, Inc. First Lien Closing Date Term Loan, (LIBOR + 4.25%, 1.00% Floor), 5.64%, 10/07/24(b)	2,746,305	2,777,201

		5,256,322

TRANSPORTATION: CONSUMER - 0.6%

Travel Leaders Group, LLC Term Loan B, (LIBOR + 4.50%, 0.00% Floor), 5.92%, 01/25/24(b)	1,740,185	1,767,384

	Principal Amount ($)	Value ($)

UTILITIES: ELECTRIC - 3.3%

Green Energy Partners Advance Conversion Term Loan B-1, (LIBOR + 5.50%, 1.00% Floor), 7.19%, 11/13/21(b)(d)(e)	1,601,693	1,569,659
Construction B-2 Facility, (LIBOR + 5.50%, 1.00% Floor), 7.19%, 11/13/21(b)(e)	340,057	333,256
Helix Gen Funding, LLC Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.44%, 06/03/24(b)	1,184,545	1,189,786
Moxie Patriot, LLC Construction B-1 Facility, (LIBOR + 5.75%, 1.00% Floor), 7.44%, 12/19/20(b)	2,155,727	2,123,391
Panda Liberty, LLC Construction B-1 Facility, (LIBOR + 6.50%, 1.00% Floor), 8.19%, 08/21/20(b)	2,393,571	2,208,069
Pike Corporation Initial Term Loan 2017, (LIBOR + 3.50%, 1.00% Floor), 5.07%, 09/20/24(b)	859,765	873,375
WG Partners Acquisition, LLC Term Loan B, (LIBOR + 3.50%, 1.00% Floor), 5.19%, 11/15/23(b)	839,501	842,649

		9,140,185

Total Senior Loans (Cost $384,101,680)		377,158,658

Corporate Notes and Bonds - 11.8%(h)

AUTOMOTIVE - 1.4%

Tesla, Inc. 5.30%, 08/15/25(k)	4,000,000	3,835,000

BANKING, FINANCE, INSURANCE & REAL ESTATE - 1.0%

Donnelley Financial Solutions, Inc. 8.25%, 10/15/24	2,476,000	2,655,510

CONTAINERS, PACKAGING & GLASS - 0.7%

Reynolds Group Holdings, Inc. 6.88%, 02/15/21	1,999,498	2,029,490

HEALTHCARE & PHARMACEUTICALS - 1.4%

Valeant Pharmaceuticals
International, Inc. (Canada) 5.50%, 11/01/25(c)(k)	1,000,000	1,022,500
5.63%, 12/01/21(c)(k)	1,000,000	981,250
7.50%, 07/15/21(c)(k)	1,000,000	1,020,000
West Street Merger Sub, Inc. 6.38%, 09/01/25(k)	1,000,000	1,007,500

		4,031,250

HIGH TECH INDUSTRIES - 1.1%

Riverbed Technology, Inc. 8.88%, 03/01/23(k)	2,000,000	1,895,000
RP Crown Parent, LLC 7.38%, 10/15/24(k)	1,000,000	1,050,000

		2,945,000

14  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2017

	Principal Amount ($)	Value ($)
Corporate Notes and Bonds(h) (continued)

HOTEL, GAMING & LEISURE - 0.4%

Scientific Games International, Inc. 7.00%, 01/01/22(k)	1,000,000	1,056,250

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.3%

Acosta, Inc. 7.75%, 10/01/22(k)	1,000,000	735,000

MEDIA: BROADCASTING & SUBSCRIPTION - 2.0%

CSC Holdings, LLC 10.13%, 01/15/23(k)	105,000	118,519
10.88%, 10/15/25(k)	293,000	349,403
SiTV, Inc.
10.38%, 07/01/19(k)	2,544,000	1,729,920
Univision Communications, Inc. 5.13%, 02/15/25(k)	2,000,000	1,952,500
Urban One, Inc. 7.38%, 04/15/22(k)	1,357,000	1,360,393

		5,510,735

METALS & MINING - 0.0%

ERP Iron Ore, LLC
LIBOR +, 8.00%, 12/31/19(e)	33,604	8,775
Magnetation, LLC / Mag
Finance Corp. 11.00%, 05/15/18(e)(g)(k)(l)	639,000	—

		8,775

RETAIL - 0.2%

PetSmart, Inc. 5.88%, 06/01/25(k)	765,000	590,963

SERVICES: BUSINESS - 1.2%

Camelot Finance S.A.
(Luxembourg) 7.88%, 10/15/24(c)(k)	1,080,000	1,155,600
EIG Investors Corp. 10.88%, 02/01/24	2,000,000	2,230,000

		3,385,600

TELECOMMUNICATIONS - 2.1%

GTT Communications, Inc. 7.88%, 12/31/24(k)	1,788,000	1,890,810
Orbcomm, Inc. 8.00%, 04/01/24(k)	3,694,000	3,957,197

		5,848,007

Total Corporate Notes and Bonds (Cost $33,101,250)		32,631,580

	Share Quantity	Value ($)
Common Stocks - 0.0%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.0%

Medical Card System, Inc.(e)(g)	991,230	18,987

ENERGY: OIL & GAS - 0.0%

Southcross Holdings Borrower, GP LLC(e)(g)	129	—
Southcross Holdings Borrower, LP, Class A-II(e)(g)	129	49,988

		49,988

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.0%

F & W Media,Inc.(e)(g)	9,510	—

Total Common Stock (Cost $58,051)		68,975

Preferred Stock - 1.4%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 1.4%
Watford Holdings, Ltd. (Bermuda) 8.50% (c)(e)(k)	160,000	3,915,225

Total Preferred Stock (Cost $3,920,000)		3,915,225

Total Investments-148.8% (Cost of $421,180,981)		413,774,438
Other Assets & Liabilities, Net-1.8%		4,997,343
Loan Outstanding-(50.6)%(m)(n)		(140,701,903)

Net Assets (Applicable to Common Shares)-100.0%		278,069,878

See accompanying Notes to Financial Statements.  |  15

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2017

(a)	“Senior Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of December 31, 2017. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.
(b)	The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks (“Prime”). The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end LIBOR/Prime rate. As of December 31, 2017, the 1, 3 and 6 month LIBOR rates were 1.56%, 1.69% and 1.84%, respectively, and the Prime lending rate was 4.50%. Senior Loans may contain multiple contracts of the same issuer which may be subject to base lending rates of both LIBOR and Prime (“Variable”) in addition to the stated spread.
(c)	Foreign issuer traded in U.S. dollars.
(d)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date and therefore are subject to change.
(e)	Fair Value Level 3 security.
(f)	The issuer is in default of its payment obligations as of June 7, 2017, as such, income is no longer being accrued.
(g)	Non-income producing asset.
(h)	Fixed rate asset.
(i)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amount.
(j)	The issuer is in default of its payment obligations as of December 11, 2017, as such, income is no longer being accrued.
(k)	Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2017, these securities amounted to $29,623,030, or 10.7% of net assets.
(l)	The issuer is in default of its payment obligations as of May 5, 2015, as such, income is no longer being accrued.
(m)	The Fund has granted a security interest in substantially all of its assets in the event of default under the credit facility.
(n)	Principal $141,000,000 less unamortized deferred financing costs of $298,097.

16  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments

December 31, 2017

	Principal Amount ($)	Value ($)
Senior Loans - 122.2%(a)

AEROSPACE & DEFENSE - 3.4%

MRO Holdings, Inc. Initial Term Loan, (LIBOR + 5.25%, 1.00% Floor), 6.94%, 10/25/23(b)	600,000	605,250
PAE Holding Corp. First Lien Initial Term Loan, (LIBOR + 5.50%, 1.00% Floor), 7.12%, 10/20/22(b)	1,942,500	1,957,680
Second Lien Initial Term Loan, (LIBOR + 9.50%, 1.00% Floor), 11.12%, 10/20/23(b)	1,404,836	1,413,616
Photonis Technologies SAS (France) First Lien Initial Dollar Term Loan, (LIBOR + 7.50%, 1.00% Floor), 9.19%, 09/18/19(b)(c)	1,887,413	1,658,564
Sequa Mezzanine Holdings, LLC First Lien Initial Term Loan, (LIBOR + 5.00%, 1.00% Floor), 6.55%, 11/28/21(b)	1,396,652	1,408,733
StandardAero Aviation Holdings, Inc. Initial Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.32%, 07/07/22(b)	1,626,487	1,641,402

		8,685,245

AUTOMOTIVE - 3.2%

AP Exhaust Acquisition, LLC First Lien Initial Term Loan, (LIBOR + 5.00%, 1.00% Floor), 6.41%, 05/10/24(b)	5,331,194	5,271,245
CH Hold Corp. Second Lien Initial Term Loan, (LIBOR + 7.25%, 1.00% Floor), 8.82%, 02/03/25(b)	500,000	511,250
Innovative XCessories & Services, LLC Term Loan, (LIBOR + 4.75%, 1.00% Floor), 6.21%, 11/29/22(b)(d)	2,245,073	2,273,136

		8,055,631

BANKING, FINANCE, INSURANCE & REAL ESTATE - 5.7%
AqGen Ascensus, Inc. Replacement Term Loan, (LIBOR + 4.00%, 1.00% Floor), 5.69%, 12/05/22(b)	1,994,962	2,005,775
Asurion, LLC Second Lien Replacement Term Loan B-2, (LIBOR + 6.00%, 0.00% Floor), 7.57%, 08/04/25(b)	2,117,647	2,180,509
CRCI Holdings, Inc. Initial Term Loan, (LIBOR + 5.50%, 1.00% Floor), 7.19%, 08/31/23(b)	2,086,480	2,094,305

	Principal Amount ($)	Value ($)
BANKING, FINANCE, INSURANCE & REAL ESTATE (continued)

Medical Card System, Inc. Term Loan, (LIBOR + 0.50%, 1.00% Floor), 1.50%, 05/31/19(b)(e)	4,913,829	4,027,485
Mitchell International, Inc. Second Lien Initial Term Loan, (LIBOR + 7.25%, 0.00% Floor), 8.94%, 12/01/25(b)(d)	1,136,979	1,149,906
MMM Holdings, Inc. MMM Term Loan, (LIBOR + 8.75%, 1.50% Floor), 10.32%, 06/30/19(b)	890,532	865,299
MSO of Puerto Rico, Inc. MSO Term Loan, (LIBOR + 8.75%, 1.50% Floor), 10.32%, 06/30/19(b)	647,412	629,068
SG Acquisition, Inc. Initial Term Loan, (LIBOR + 5.00%, 1.00% Floor), 6.69%, 03/29/24(b)	1,341,955	1,333,567
SquareTwo Financial Corp. Closing Date Term Loan, (LIBOR +10.00%, 1.00% Floor), 11.00%, 05/24/19(b)(e)(f)(g)	1,102,885	61,118

		14,347,032

BEVERAGE, FOOD & TOBACCO - 3.4%

Arctic Glacier Group Holdings, Inc. Initial Term Loan, (LIBOR + 4.25%, 1.00% Floor), 5.82%, 03/20/24(b)	496,250	502,453
The Chef’s Warehouse, Inc. Term Loan, (LIBOR + 4.00%, 1.00% Floor), 5.57%, 06/22/22(b)	1,076,516	1,083,245
JBS USA, LLC Initial Term Loan, (LIBOR + 2.50%, 0.75% Floor), 4.10%, 10/30/22(b)(d)	1,992,475	1,960,844
PFS Holding Corp. First Lien Term Loan, (LIBOR + 3.50%, 1.00% Floor), 5.07%, 01/31/21(b)	2,289,055	1,626,373
Winebow Holdings, Inc. (The Vintner Group, Inc.) First Lien Initial Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.32%, 07/01/21(b)	1,066,103	1,050,778
Second Lien Initial Term Loan, (LIBOR + 7.50%, 1.00% Floor), 9.07%, 01/02/22(b)(e)	2,505,795	2,367,976

		8,591,669

CAPITAL EQUIPMENT - 1.4%

MTS Systems Corporation New Tranche B Term Loan, (LIBOR + 3.25%, 0.75% Floor), 4.69%, 07/05/23(b)	2,114,942	2,136,092

See accompanying Notes to Financial Statements.  |  17

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2017

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

CAPITAL EQUIPMENT (continued)

Robertshaw US Holding Corp. First Lien Initial Term Loan, (LIBOR + 4.50%, 0.00% Floor), 6.13%, 08/10/24(b)	1,496,250	1,511,213

		3,647,305

CHEMICALS, PLASTICS & RUBBER - 3.0%

ASP Chromaflo Intermediate
Holdings, Inc. First Lien Initial Tranche B-2 Term Loan, (LIBOR + 4.00%, 1.00% Floor), 5.57%, 11/20/23(b)	424,137	427,053
Initial Tranche B-1 Term Loan, (LIBOR + 4.00%, 1.00% Floor), 5.57%, 11/20/23(b)	326,179	328,422
Niacet Corporation First Lien Initial Dollar Term Loan, (LIBOR + 4.50%, 1.00% Floor), 6.19%, 02/01/24(b)(e)	708,928	710,700
PetroChoice Holdings, Inc. First Lien Initial Term Loan, (LIBOR + 5.00%, 1.00% Floor), 6.42%, 08/19/22(b)	992,200	1,000,881
SK Spice S.A.R.L (Luxembourg) Facility B-2, (LIBOR + 4.25%, 0.00% Floor), 5.60%, 08/12/24(b)(c)	2,121,906	2,134,276
Vantage Specialty Chemicals, Inc. First Lien Closing Date Loan, (LIBOR + 4.00%, 1.00% Floor), 5.37%, 10/28/24(b)	1,607,143	1,620,201
Second Lien Initial Loan, (LIBOR + 8.25%, 1.00% Floor), 9.62%, 10/27/25(b)	1,367,088	1,346,582

		7,568,115

CONSTRUCTION & BUILDING - 2.1%

Associated Asphalt Partners, LLC Tranche B Term Loan, (LIBOR + 5.25%, 1.00% Floor), 6.82%, 04/05/24(b)(d)	1,527,977	1,394,279
Henry Company, LLC Initial Term Loan, (LIBOR + 4.50%, 1.00% Floor), 6.07%, 10/05/23(b)	866,919	875,948
Morsco, Inc. Initial Term Loan, (LIBOR + 7.00%, 1.00% Floor), 8.57%, 10/31/23(b)	987,342	1,007,089
Terra Millenium Corp. First Out Term Loan, (LIBOR + 6.25%, 1.00% Floor), 7.88%, 10/31/22(b)(e)	1,950,000	1,959,750

		5,237,066

	Principal Amount ($)	Value ($)
CONSUMER GOODS: DURABLE - 1.6%

Hayward Acquisition Corp. Initial Term Loan, (LIBOR + 3.50%, 0.00% Floor), 5.07%, 08/05/24(b)	2,420,243	2,429,319
PT Holdings, LLC Initial Loan, (LIBOR + 8.00%, 1.00% Floor), 9.57%, 12/08/25(b)(d)	625,000	628,125
Term Loan B, (LIBOR + 4.00%, 1.00% Floor), 5.57%, 12/09/24(b)(d)	1,000,000	1,005,940

		4,063,384

CONSUMER GOODS: NON-DURABLE - 3.9%

ABG Intermediate Holdings 2, LLC First Lien Initial Term Loan, (LIBOR + 3.50%, 1.00% Floor), 5.19%, 09/27/24(b)	2,460,329	2,474,168
Second Lien Term Loan, (LIBOR + 7.75%, 1.00% Floor), 9.44%, 09/29/25(b)	507,286	514,895
LTI Holdings, Inc. First Lien Initial Term Loan, (Variable + 4.75%, 1.00% Floor), 6.32%, 05/16/24(b)	4,037,664	4,070,470
Parfums Holding Co., Inc. First Lien Initial Term Loan, (LIBOR + 4.75%, 1.00% Floor), 6.44%, 06/30/24(b)(d)	1,763,506	1,780,400
Revlon Consumer Products Corp. Initial Term Loan B, (LIBOR + 3.50%, 0.75% Floor), 5.07%, 09/07/23(b)	1,492,978	1,116,934

		9,956,867

CONTAINERS, PACKAGING & GLASS - 2.4%

Anchor Glass Container Corp. Second Lien Term Loan, (LIBOR + 7.75%, 1.00% Floor), 9.18%, 12/07/24(b)	1,083,333	1,097,774
Hoover Group, Inc. First Lien Initial Term Loan, (LIBOR + 7.25%, 1.00% Floor), 8.70%, 01/28/21(b)(e)	755,896	695,424
SMI Acquisition, Inc. First Lien Initial Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.13%, 11/01/24(b)	1,050,000	1,056,127
Sprint Industrial Holdings, LLC First Lien Term Loan, (LIBOR + 5.75%, 1.25% Floor), 7.44%, 05/14/19(b)	3,360,025	3,141,624

		5,990,949

ENERGY: OIL & GAS - 3.2%

American Energy - Marcellus, LLC First Lien Term Loan, (LIBOR + 4.25%, 1.00% Floor), 5.71%, 08/04/20(b)(g)(h)	1,306,817	975,755

18  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2017

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

ENERGY: OIL & GAS (continued)
Azure Midstream Energy, LLC Term Loan, (LIBOR + 6.50%, 1.00% Floor), 8.07%, 11/15/18(b) .	426,965	386,531
HGIM Corp. Senior Secured Term Loan A, (Prime + 3.25%, 1.00% Floor), 7.75%, 06/18/18(b)(g)	398,725	160,487
Moss Creek Resources, LLC Initial Term Loan, (LIBOR + 8.00%, 1.50% Floor), 9.50%, 04/07/22(b)(e)	5,000,000	5,000,000
Sheridan Investment Partners I, LLC Deferred Principal Facility I, 10/01/19(e)(g)	4,749	2,850
Tranche B-2 Term Loan, (LIBOR + 3.50%, 0.75% Floor), 5.01%, 10/01/19(b)	443,042	368,463
Sheridan Production Partners I-A, L.P. Deferred Principal Facility I-A, 10/01/19(e)(g)	629	378
Tranche B-2 Term Loan, (LIBOR + 3.50%, 0.75% Floor), 5.01%, 10/01/19(b)	58,707	48,824
Sheridan Production Partners I-M, L.P. Deferred Principal Facility I-M, 10/01/19(e)(g)	384	231
Tranche B-2 Term Loan, (LIBOR + 3.50%, 0.75% Floor), 5.01%, 10/01/19(b)	35,858	29,822
Southcross Holdings Borrower, LP Tranche B Term Loan (5.50% PIK), 9.00%, 04/13/23(i)(j)	125,062	123,108
Traverse Midstream Partners, LLC Term Loan, (LIBOR + 4.00%, 1.00% Floor), 5.85%, 09/27/24	926,471	940,021

		8,036,470

ENVIRONMENTAL INDUSTRIES - 1.2%
Emerald 2, Ltd. (United Kingdom) Facility B-1, (LIBOR + 4.00%, 1.00% Floor), 5.69%, 05/14/21(b)(c)(d)	3,091,110	3,091,110

HEALTHCARE & PHARMACEUTICALS - 16.4%

Argon Medical Devices, Inc. First Lien Term Loan B, (LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/27/24(b)(d)	1,563,830	1,576,536
ATI Holdings, Inc. First Lien Initial Term Loan, (LIBOR + 3.50%, 1.00% Floor), 4.85%, 05/10/23(b)	709,576	716,672

	Principal Amount ($)	Value ($)

HEALTHCARE & PHARMACEUTICALS (continued)

Bioclinica, Inc. First Lien Initial Term Loan, (LIBOR + 4.25%, 1.00% Floor), 5.63%, 10/20/23(b)	2,217,824	2,173,467
CT Technologies Intermediate Hldgs, Inc. Initial Term Loan, (LIBOR + 4.25%, 1.00% Floor), 5.82%, 12/01/21(b)	3,238,240	3,236,232
Diplomat Pharmacy, Inc. Initial Term Loan B, (LIBOR + 4.50%, 1.00% Floor), 6.04%, 12/13/24(b)(d)	913,043	921,032
Endo Luxembourg Finance I Co. S.A.R.L Initial Term Loan, (LIBOR + 4.25%, 0.75% Floor), 5.88%, 04/29/24(b)	3,082,061	3,106,147
Equian, LLC Initial Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.23%, 05/20/24(b)	868,363	877,594
Lanai Holdings II, Inc. First Lien Initial Term Loan, (LIBOR + 4.75%, 1.00% Floor), 6.23%, 08/29/22(b)(d)	3,697,157	3,549,271
Lanai Holdings III, Inc. Second Lien Initial Term Loan, (LIBOR + 8.50%, 1.00% Floor), 9.98%, 08/28/23(b)	869,565	804,348
Lantheus Medical Imaging, Inc. New Term Loan B 2017, (LIBOR + 3.75%, 1.00% Floor), 5.32%, 06/30/22(b)	1,043,475	1,052,824
Medical Solutions Holdings, Inc. First Lien Closing Date Term Loan, (LIBOR + 4.25%, 1.00% Floor), 5.82%, 06/14/24(b)	5,083,624	5,140,815
Second Lien Closing Date Loan, (LIBOR + 8.25%, 1.00% Floor), 9.82%, 06/16/25(b)	2,000,000	1,990,000
Nmsc Holdings, Inc. Initial Term Loan, (LIBOR + 5.00%, 1.00% Floor), 6.69%, 04/19/23(b)	561,524	553,101
Onex Schumacher Finance, L.P. First Lien Initial Term Loan, (LIBOR + 4.00%, 1.00% Floor), 5.57%, 07/29/22(b)(d)	1,550,873	1,531,487
Opal Acquisition, Inc. First Lien Term Loan B, (LIBOR + 4.00%, 1.00% Floor), 5.53%, 11/27/20(b)	4,621,324	4,345,962
PharMerica Corporation First Lien Term Loan, (LIBOR + 3.50%, 1.00% Floor), 4.90%, 12/06/24(b)	1,732,523	1,743,784

See accompanying Notes to Financial Statements.  |  19

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2017

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

HEALTHCARE & PHARMACEUTICALS (continued)
Premier Dental Services, Inc. Term Loan, (LIBOR + 5.25%, 1.00% Floor), 6.82%, 06/30/23(b)(d)	1,006,428	1,014,922
Quorum Health Corp. Term Loan, (LIBOR + 6.75%, 1.00% Floor), 8.32%, 04/29/22(b)	2,658,042	2,691,267
U.S. Renal Care, Inc. First Lien Initial Term Loan, (LIBOR + 4.25%, 1.00% Floor), 5.94%, 12/30/22(b)	3,976,797	3,927,087
Valeant Pharmaceuticals International, Inc. (Canada) Tranche B Term Loan, Series F-4, (LIBOR + 3.50%, 0.75% Floor), 4.94%, 04/01/22(b)(c)	370,445	376,148

		41,328,696

HIGH TECH INDUSTRIES - 10.4%
Aptean, Inc. Second Lien Initial Term Loan, (LIBOR + 9.50%, 1.00% Floor), 11.20%, 12/20/23(b)	470,000	473,135
Term Loan B, (LIBOR + 4.25%, 1.00% Floor), 5.95%, 12/20/22(b) .	2,145,103	2,165,664
Aricent Technologies First Lien Initial Term Loan, (LIBOR + 4.50%, 1.00% Floor), 5.97%, 04/14/21(b)	3,464,479	3,481,801
Second Lien Initial Term Loan, (LIBOR + 8.50%, 1.00% Floor), 9.97%, 04/14/22(b)	1,211,538	1,223,048
Aspect Software, Inc. First Lien Exit Term Loan, (LIBOR + 10.50%, 1.00% Floor), 12.07%, 05/25/20(b)	1,568,524	1,548,917
DigiCert Holding, Inc. First Lien Term Loan, (LIBOR + 4.75%, 1.00% Floor), 6.13%, 10/31/24(b)	1,895,411	1,922,060
Second Lien Term Loan, (LIBOR + 8.00%, 1.00% Floor), 9.38%, 10/31/25(b)	1,514,727	1,526,330
DTI Holdco, Inc. Initial Term Loan, (LIBOR + 5.25%, 1.00% Floor), 6.63%, 10/02/23(b)	997,475	996,228
Flexera Software, LLC Second Lien Term Loan, (LIBOR + 7.00%, 1.00% Floor), 8.57%, 04/02/21(b)	1,987,902	1,997,841
Gigamon, Inc. First Lien Term Loan, (LIBOR + 4.50%, 1.00% Floor), 6.03%, 12/19/24(b)(d)	1,714,285	1,705,714

	Principal Amount ($)	Value ($)

HIGH TECH INDUSTRIES (continued)
Misys, Ltd. (United Kingdom) Second Lien Dollar Term Loan, (LIBOR + 7.25%, 1.00% Floor), 8.73%, 06/13/25(b)(c)	500,000	502,750
Riverbed Technology, Inc. First Amendment Term Loan, (LIBOR + 3.25%, 1.00% Floor), 4.82%, 04/24/22(b)	3,019,407	2,978,735
Syncsort, Inc. Second Lien Initial Term Loan, (LIBOR + 9.00%, 1.00% Floor), 10.69%, 08/18/25(b)	2,000,000	1,961,880
Triple Point Group Holdings, Inc. First Lien Term Loan, (LIBOR + 4.25%, 1.00% Floor), 5.94%, 07/10/20(b)	3,972,353	3,633,472

		26,117,575

HOTEL, GAMING & LEISURE - 2.1%
Everi Payments, Inc. New Term Loan B, (LIBOR + 3.50%, 1.00% Floor), 4.98%, 05/09/24(b)	1,789,719	1,810,301
Mohegan Tribal Gaming Authority Term Loan A, (Variable + 3.75%, 0.00% Floor), 5.37%, 10/13/21(b) .	2,125,000	2,140,938
Scientific Games International, Inc. Term Loan B-4, (LIBOR + 3.25%, 0.00% Floor), 4.70%, 08/14/24(b) .	1,410,199	1,423,321

		5,374,560

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 2.6%
Acosta, Inc. Tranche B-1 Loan, (LIBOR + 3.25%, 1.00% Floor), 4.82%, 09/26/21(b)	1,000,000	883,335
Advantage Sales & Marketing, Inc. First Lien Initial Term Loan, (LIBOR + 3.25%, 1.00% Floor), 4.63%, 07/23/21(b)(d)	997,423	974,981
ALM Media, LLC First Lien Term Loan B, (LIBOR + 4.50%, 1.00% Floor), 6.19%, 07/31/20(b)	2,994,191	2,619,917
F & W Media, Inc. Term Loan B-1 (8.07% PIK), (LIBOR + 6.50%, 1.50% Floor), 8.07%, 05/24/22(b)(e)(j)	341,609	341,609
Term Loan B-2 (11.57% PIK), (LIBOR + 10.00%, 1.50% Floor), 11.57%, 05/24/22(b)(e)(j)	833,733	312,054
Information Resources, Inc. First Lien Initial Term Loan, (LIBOR + 4.25%, 1.00% Floor), 5.62%, 01/18/24(b)	1,492,519	1,502,160

		6,634,056

20  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2017

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

MEDIA: BROADCASTING & SUBSCRIPTION - 5.4%
Emmis Operating Co. Term Loan, (LIBOR + 7.00%, 1.00% Floor), 8.37%, 04/18/19(b) .	565,410	551,275
Global Eagle Entertainment, Inc. Initial Term Loan, (LIBOR + 7.50%, 1.00% Floor), 8.96%, 01/06/23(b)	4,982,413	4,971,203
Hemisphere Media Holdings, LLC Term Loan B-1, (LIBOR + 3.50%, 0.00% Floor), 5.07%, 02/14/24(b) .	490,266	473,107
Radiate Holdco, LLC Closing Date Term Loan, (LIBOR + 3.00%, 0.75% Floor), 4.57%, 02/01/24(b)(d)	492,585	489,640
First Lien Term Loan, (LIBOR + 3.00%, 0.75% Floor), 4.57%, 02/01/24(b)(d)	2,785,135	2,759,888
SESAC Holdco II, LLC First Lien Initial Term Loan, (LIBOR + 3.25%, 1.00% Floor), 4.80%, 02/23/24(b)	1,246,859	1,237,508
Second Lien Initial Term Loan, (LIBOR + 7.25%, 1.00% Floor), 8.73%, 02/24/25(b)	648,285	639,371
Urban One, Inc. Initial Term Loan, (LIBOR + 4.00%, 1.00% Floor), 5.70%, 04/18/23(b)	2,639,445	2,599,853
		13,721,845
MEDIA: DIVERSIFIED & PRODUCTION - 0.2%
A-L Parent, LLC Second Lien Initial Term Loan, (LIBOR + 7.25%, 1.00% Floor), 8.82%, 12/02/24(b)(e)	500,000	505,000

METALS & MINING - 0.0%
Magnetation, LLC / Mag Finance Corp. DIP Term Loan, 12.00%, 10/14/16(e)(g)(i)	1,127,504	—

RETAIL - 8.8%
Academy, Ltd. Initial Term Loan, (LIBOR + 4.00%, 1.00% Floor), 5.57%, 07/01/22(b)	2,956,179	2,340,924
Albertson’s, LLC Replacement 2017-1 Term Loan B-4, (LIBOR + 2.75%, 0.75% Floor), 4.32%, 08/25/21(b)	997,494	979,185
Charming Charlie, LLC First Lien DIP Term Loan, (Prime + 3.50%, 1.00% Floor), 8.00%, 06/08/18(b)(e)	93,419	93,419
Term Loan (3.00% PIK), (LIBOR + 8.00%, 1.00% Floor), 12.33%, 12/24/19(b)(g)(k)	1,080,081	45,228

	Principal Amount ($)	Value ($)

RETAIL (continued)

David’s Bridal, Inc. Initial Term Loan, (LIBOR + 4.00%, 1.25% Floor), 5.70%, 10/11/19(b)(d)	3,971,168	3,486,110
J Crew Group, Inc. Consenting Amended Initial Loan, (LIBOR + 3.22%, 1.00% Floor), 4.85%, 03/05/21(b)	432,342	261,351
JC Penney Corp., Inc. Initial Loan, (LIBOR + 4.25%, 1.00% Floor), 5.73%, 06/23/23(b) .	3,682,517	3,453,280
Mister Car Wash Holdings, Inc. Term Loan, (LIBOR + 3.25%, 1.00% Floor), 4.63%, 08/20/21(b)(d)	1,321,708	1,327,761
The Neiman Marcus Group, Inc. Other Term Loan, (LIBOR + 3.25%, 1.00% Floor), 4.64%, 10/25/20(b)	1,065,718	873,228
Petco Animal Supplies, Inc. Second Amendment Term Loan, (LIBOR + 3.00%, 1.00% Floor), 4.38%, 01/26/23(b)	5,486,041	4,165,962
PetSmart, Inc. Tranche B-2 Loan, (LIBOR + 3.00%, 1.00% Floor), 4.57%, 03/11/22(b)(d)	235,001	188,773
Sears Roebuck Acceptance Corp. (KMART Corp.) 2017 Extended Term Loan, (LIBOR + 4.50%, 1.00% Floor), 6.07%, 01/20/19(b)	3,391,251	3,425,163
Vince, LLC Initial Term Loan, (LIBOR + 7.00%, 1.00% Floor), 8.40%, 11/27/19(b)	1,683,053	1,472,672
		22,113,056
SERVICES: BUSINESS - 21.7%
Air Medical Group Holdings, Inc. 2016 New Term Loan, (LIBOR + 4.00%, 1.00% Floor), 5.67%, 04/28/22(b)	3,287,954	3,292,475
First Lien Term Loan B, (LIBOR + 4.25%, 1.00% Floor), 5.68%, 09/26/24(b)(d)	2,268,449	2,277,432
Americold Realty Operating Partnership, L.P. Initial Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.32%, 12/01/22(b)	3,578,836	3,623,589
EIG Investors Corp. Refinancing Term Loan, (LIBOR + 4.00%, 1.00% Floor), 5.46%, 02/09/23(b)	4,009,187	4,040,519
Electro Rent Corp. First Lien Initial Term Loan, (LIBOR + 5.00%, 1.00% Floor), 6.62%, 01/31/24(b)	2,097,858	2,126,703

See accompanying Notes to Financial Statements.  |  21

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2017

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

SERVICES: BUSINESS (continued)
Evergreen Skills Lux S.A.R.L. (Luxembourg) First Lien Initial Term Loan, (LIBOR + 4.75%, 1.00% Floor), 6.32%, 04/28/21(b)(c)	6,000,000	5,793,210
Second Lien Initial Term Loan, (LIBOR + 8.25%, 1.00% Floor), 9.82%, 04/28/22(b)(c)	999,917	892,011
Explorer Holdings, Inc. Refinancing Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.13%, 05/02/23(b)	4,069,439	4,107,590
Garda World Security Corp. (Canada) New Incremental Term Loan B, (Variable + 3.50%, 1.00% Floor), 4.97%, 05/24/24(b)(c)	1,106,613	1,114,221
IBC Capital, Ltd. First Lien Initial Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.29%, 09/09/21(b)	2,977,041	2,981,134
International Car Wash Group, Ltd. (United Kingdom) First Lien Term Loan B, (LIBOR + 3.50%, 1.00% Floor), 4.88%, 10/03/24(b)(c)(e)	709,859	713,408
Second Lien Term Loan B, (LIBOR + 7.50%, 1.00% Floor), 8.88%, 10/03/25(b)(c)(e)	545,455	549,546
Michael Baker International, LLC Initial Term Loan, (LIBOR + 4.50%, 1.00% Floor), 5.94%, 11/21/22(b)	2,870,813	2,874,402
Navicure, Inc. First Lien Initial Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.11%, 11/01/24(b)	791,878	791,878
Second Lien Initial Term Loan, (LIBOR + 7.50%, 1.00% Floor), 8.86%, 10/31/25(b)	500,000	503,750
Onex Carestream Finance, L.P. First Lien Term Loan, (LIBOR + 4.00%, 1.00% Floor), 5.69%, 06/07/19(b)	1,928,927	1,934,955
Second Lien Term Loan, (LIBOR + 8.50%, 1.00% Floor), 10.19%, 12/07/19(b)	2,143,089	2,116,301
Paysafe Group PLC USD Term Loan, (LIBOR + 3.50%, 1.00% Floor), 5.15%, 12/02/24(b)(d)	2,909,090	2,911,825
SGS Cayman L.P. Initial Cayman Term Loan, (LIBOR + 5.38%, 1.00% Floor), 7.07%, 04/23/21(b)	784,349	754,936

	Principal Amount ($)	Value ($)

SERVICES: BUSINESS (continued)
SMG Second Lien Term Loan, (Prime + 7.25%, 1.00% Floor), 11.75%, 02/27/21(b)	2,458,634	2,464,781
STG-Fairway Acquisitions, Inc. First Lien Term Loan, (LIBOR + 5.25%, 1.00% Floor), 6.94%, 06/30/22(b)	2,514,689	2,493,729
Sutherland Global Services, Inc. Initial U.S. Term Loan, (LIBOR + 5.38%, 1.00% Floor), 7.07%, 04/23/21(b)	3,369,523	3,243,166
U.S. Security Associates Holdings, Inc. Initial Term Loan, (LIBOR + 4.00%, 1.00% Floor), 5.69%, 07/14/23(b)	2,976,368	3,016,058

		54,617,619

SERVICES: CONSUMER - 3.1%
Laureate Education, Inc. Series 2024 Term Loan, (LIBOR + 4.50%, 1.00% Floor), 6.07%, 04/26/24(b)	3,586,570	3,623,189
NVA Holdings, Inc. Second Lien Term Loan, (LIBOR + 7.00%, 1.00% Floor), 8.69%, 08/14/22(b)	1,637,888	1,650,851
USS Ultimate Holdings, Inc. First Lien Initial Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.32%, 08/25/24(b)(d)	684,879	690,303
Second Lien Initial Term Loan, (LIBOR + 7.75%, 1.00% Floor), 9.32%, 08/25/25(b)(d)	1,884,615	1,905,817

		7,870,160

TELECOMMUNICATIONS - 10.7%
CenturyLink, Inc. Initial Term Loan A, (LIBOR + 2.75%, 0.00% Floor), 4.32%, 06/20/22(b)(d)	1,500,000	1,490,625
Initial Term Loan B, (LIBOR + 2.75%, 0.00% Floor), 4.32%, 01/31/25(b)(d)	2,500,000	2,415,625
Digicel International Finance, Ltd. (Saint Lucia) First Lien Initial Term Loan B, (LIBOR + 3.75%, 1.00% Floor), 5.31%, 05/27/24(b)(c)	272,092	273,623
Frontier Communications Corp. Term Loan B-1, (LIBOR + 3.75%, 0.75% Floor), 5.32%, 06/15/24(b)(d)	4,294,027	4,133,001
Global Tel*Link Corp. First Lien Term Loan, (LIBOR + 4.00%, 1.25% Floor), 5.69%, 05/23/20(b)	4,989,144	5,014,115

22  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2017

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

TELECOMMUNICATIONS (continued)

Intelsat Jackson Holdings S.A. (Luxembourg) First Lien Term Loan B-4, (LIBOR + 4.50%, 1.00% Floor), 6.09%, 01/02/24(b)(c)(d)	1,509,434	1,531,449
First Lien Term Loan B-5, 6.63%, 01/02/24(c)(d)(i)	1,901,439	1,924,817
Tranche B-3 Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.21%, 11/27/23(b)(c)(d)	2,360,044	2,315,794
Securus Technologies Holdings, Inc. First Lien Initial Term Loan, (LIBOR + 4.50%, 1.00% Floor), 6.12%, 11/01/24(b)	2,123,636	2,150,192
TierPoint, LLC First Lien Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.32%, 05/06/24(b)(d)	2,823,509	2,809,405
TVC Albany, Inc. Term Loan B, (LIBOR + 4.00%, 1.00% Floor), 5.69%, 09/18/24(b)(e)	498,750	501,867
U.S. TelePacific Corp. Advance Term Loan, (LIBOR + 5.00%, 1.00% Floor), 6.69%, 05/02/23(b)	2,426,829	2,328,239
		26,888,752

TRANSPORTATION: CARGO - 2.1%
Avolon Holdings, Ltd. Initial Term Loan B-2, (LIBOR + 2.25%, 0.75% Floor), 3.75%, 03/21/22(b)	2,493,734	2,479,121
Transplace Holdings, Inc. First Lien Closing Date Term Loan, (LIBOR + 4.25%, 1.00% Floor), 5.64%, 10/07/24(b)	2,746,305	2,777,201
		5,256,322

TRANSPORTATION: CONSUMER - 0.6%
Travel Leaders Group, LLC Term Loan B, (LIBOR + 4.50%, 0.00% Floor), 5.92%, 01/25/24(b)	1,479,595	1,502,721

UTILITIES: ELECTRIC - 3.6%

Green Energy Partners Advance Conversion Term Loan B-1, (LIBOR + 5.50%, 1.00% Floor), 7.19%, 11/13/21(b)(d)(e)	1,601,693	1,569,659
Construction B-2 Facility, (LIBOR + 5.50%, 1.00% Floor), 7.19%, 11/13/21(b)(e)	340,057	333,256
Helix Gen Funding, LLC Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.44%, 06/03/24(b)	1,184,545	1,189,786

	Principal Amount ($)	Value ($)

UTILITIES: ELECTRIC (continued)

Moxie Patriot, LLC Construction B-1 Facility, (LIBOR + 5.75%, 1.00% Floor), 7.44%, 12/19/20(b)	2,155,727	2,123,391
Panda Liberty, LLC Construction B-1 Facility, (LIBOR + 6.50%, 1.00% Floor), 8.19%, 08/21/20(b)	2,393,571	2,208,069
Pike Corporation Initial Term Loan 2017, (LIBOR + 3.50%, 1.00% Floor), 5.07%, 09/20/24(b)	859,765	873,375
WG Partners Acquisition, LLC Term Loan B, (LIBOR + 3.50%, 1.00% Floor), 5.19%, 11/15/23(b)	839,501	842,649
		9,140,185
Total Senior Loans (Cost $311,798,068)		308,341,390

Corporate Notes and Bonds - 16.1%(i)

AUTOMOTIVE - 1.5%

Tesla, Inc. 5.30%, 08/15/25(l)	4,000,000	3,835,000

BANKING, FINANCE, INSURANCE & REAL ESTATE - 1.7%

Donnelley Financial Solutions, Inc. 8.25%, 10/15/24	2,476,000	2,655,510
Greystar Real Estate Partners, LLC 5.75%, 12/01/25(l)	1,500,000	1,548,750
		4,204,260

CHEMICALS, PLASTICS & RUBBER - 0.8%

TPC Group, Inc. (Texas Petrochemical) 8.75%, 12/15/20(l)	2,007,000	2,017,035

CONTAINERS, PACKAGING & GLASS - 0.8%

Reynolds Group Holdings, Inc. 6.88%, 02/15/21	2,000,146	2,030,148

ENERGY: OIL & GAS - 0.2%

Northern Oil and Gas, Inc. 8.00%, 06/01/20	729,000	561,330

HEALTHCARE & PHARMACEUTICALS - 1.2%

Valeant Pharmaceuticals International, Inc. (Canada) 5.50%, 11/01/25(c)(l)	1,000,000	1,022,500
5.63%, 12/01/21(c)(l)	1,000,000	981,250
7.50%, 07/15/21(c)(l)	1,000,000	1,020,000
		3,023,750

HIGH TECH INDUSTRIES - 1.2%

Riverbed Technology, Inc. 8.88%, 03/01/23(l)	2,000,000	1,895,000
RP Crown Parent, LLC 7.38%, 10/15/24(l)	1,000,000	1,050,000
		2,945,000

See accompanying Notes to Financial Statements.  |  23

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2017

	Principal Amount ($)	Value ($)

Corporate Notes and Bonds(i) (continued)

HOTEL, GAMING & LEISURE - 1.7%

Churchill Downs, Inc. 4.75%, 01/15/28(l)	2,000,000	1,996,900
Hilton Grand Vacations Borrower, LLC 6.13%, 12/01/24(l)	1,100,000	1,205,875
Scientific Games International, Inc. 7.00%, 01/01/22(l)	1,086,000	1,147,087
		4,349,862

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.3%

Acosta, Inc. 7.75%, 10/01/22(l)	1,000,000	735,000

MEDIA: BROADCASTING & SUBSCRIPTION - 2.6%

CSC Holdings, LLC 10.13%, 01/15/23(l)	317,000	357,814
10.88%, 10/15/25(l)	477,000	568,823
SiTV, Inc. 10.38%, 07/01/19(l)	2,544,000	1,729,920
Univision Communications, Inc. 5.13%, 02/15/25(l)	3,000,000	2,928,750
Urban One, Inc. 7.38%, 04/15/22(l)	882,000	884,205
		6,469,512

METALS & MINING - 0.0%

ERP Iron Ore, LLC LIBOR +, 8.00%, 12/31/19(e)	154,458	40,335
Magnetation, LLC / Mag Finance Corp. 11.00%, 05/15/18(e)(g)(l)(m)	2,937,000	—
		40,335

RETAIL - 0.5%

PetSmart, Inc. 5.88%, 06/01/25(l)	765,000	590,963
8.88%, 06/01/25(l)	1,000,000	607,500
		1,198,463

SERVICES: BUSINESS - 1.3%

Camelot Finance S.A. (Luxembourg) 7.88%, 10/15/24(c)(l)	1,080,000	1,155,600
EIG Investors Corp. 10.88%, 02/01/24	2,000,000	2,230,000
		3,385,600
TELECOMMUNICATIONS - 2.3%
GTT Communications, Inc. 7.88%, 12/31/24(l)	1,788,000	1,890,810

	Principal Amount ($)	Value ($)

TELECOMMUNICATIONS (continued)
Orbcomm, Inc. 8.00%, 04/01/24(l)	3,694,000	3,957,197
		5,848,007
Total Corporate Notes and Bonds (Cost $41,177,521)		40,643,302

Structured Products - 13.7%(n)
Anchorage Capital CLO, Ltd. (Cayman Islands)
Series 2015-6A, Class ER, 7.71%, 07/15/30(c)(l)(o)	4,400,000	4,450,908
Babson CLO Ltd. (Cayman Islands)
Series 2014-IA, Class E, 7.01%, 07/20/25(c)(l)(o)	1,110,000	1,063,999
Guggenheim 1828 CLO, LLC (Cayman Island)
Series 2016-1A, Class D, 8.36%, 04/15/28(c)(l)(o)	4,000,000	4,043,544
Ivy Hill Middle Market Credit Fund, Ltd. (Cayman Islands)
Series 10A, Class D2, 8.65%, 07/24/27(c)(l)(o)	2,350,000	2,349,843
JFIN CLO, Ltd. (Cayman Islands)
Series 2015-1A, Class E, 6.59%, 03/15/26(c)(l)(o)	4,500,000	4,409,280
NXT Capital CLO, LLC
Series 2014-1A, Class E, 6.86%, 04/23/26(l)(o)	5,000,000	4,514,620
NZCG Funding, Ltd. (Cayman Islands)
Series 2015-2A, Class D, 7.67%, 04/27/27(c)(l)(o)	1,500,000	1,502,892
Teachers Insurance and Annuity Association of America CLO, Ltd. (Cayman Islands)
Series 2016-1A, Class E2, 11.36%, 07/20/28(c)(l)(o)	2,500,000	2,580,542
TIAA Churchill Middle Market CLO I (Cayman Islands)
Series 2016-1A, Class E2, 9.36%, 10/20/28(c)(l)(o)	2,000,000	1,994,890
Series 2017-1A, Class E, 8.73%, 01/24/30(c)(l)(o)	4,000,000	3,727,932
Voya CLO Ltd. (Cayman Islands)
Series 2015-3A, Series E, 7.86%, 10/20/27(c)(l)(o)	1,000,000	969,345

24  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2017

	Principal Amount ($)	Value ($)

Structured Products(n) (continued)
Zais CLO Ltd. (Cayman Islands)
Series 2016-2A, Series D, 8.36%, 10/15/28(c)(l)(o)	1,000,000	1,026,549
Series 2017-2A, Series E, 8.51%, 04/15/30(c)(l)(o)	1,750,000	1,802,941

Total Structured Products (Cost $33,393,914)		34,437,285

	Share Quantity

Common Stocks - 0.0%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.0%
Medical Card System, Inc.(e)(g)	914,981	17,525

ENERGY: OIL & GAS - 0.0%
Southcross Holdings Borrower, GP LLC(e)(g)	129	—
Southcross Holdings Borrower, LP, Class A-II(e)(g)	129	49,988

		49,988

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.0%
F & W Media, Inc.(e)(g)	9,510	—

Total Common Stock (Cost $58,050)		67,513

	Share Quantity	Value ($)

Preferred Stock - 1.6%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 1.6%

Watford Holdings, Ltd. (Bermuda) 8.50%,(c)(e)(l)	160,000	3,915,225

Total Preferred Stock (Cost $3,920,000)		3,915,225

Total Investments-153.6% (Cost of $390,347,553)		387,404,715
Other Assets & Liabilities, Net-1.1%		2,848,807
Loan Outstanding-(54.7)%(p)(q)		(137,988,859)

Net Assets -100.0%		252,264,663

See accompanying Notes to Financial Statements.  |  25

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2017

(a)	“Senior Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of December 31, 2017. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.
(b)	The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks (“Prime”). The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end LIBOR/Prime rate. As of December 31, 2017, the 1, 3 and 6 month LIBOR rates were 1.56%, 1.69% and 1.84%, respectively, and the Prime lending rate was 4.50%. Senior Loans may contain multiple contracts of the same issuer which may be subject to base lending rates of both LIBOR and Prime (“Variable”) in addition to the stated spread.
(c)	Foreign issuer traded in U.S. dollars.
(d)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date and therefore are subject to change.
(e)	Fair Value Level 3 security.
(f)	The issuer is in default of its payment obligations as of March 19, 2017, as such, income is no longer being accrued.
(g)	Non-income producing asset.
(h)	The issuer is in default of its payment obligations as of June 7, 2017, as such, income is no longer being accrued.
(i)	Fixed rate asset.
(j)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amount.
(k)	The issuer is in default of its payment obligations as of December 11, 2017, as such, income is no longer being accrued.
(l)	Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2017, these securities amounted to $71,478,489, or 28.33% of net assets.
(m)	The issuer is in default of its payment obligations as of May 5, 2015, as such, income is no longer being accrued.
(n)	Structured Products include collateralized loan obligations (“CLOs”). A CLO typically takes the form of a financing company (generally called a special purpose vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are often Senior Loans or corporate notes and bonds, the assets may also include (i) subordinated loans; (ii) debt tranches of other CLOs; and (iii) equity securities incidental to investments in Senior Loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. A key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded for the purpose of securitizing payment claims arising out of this asset pool. On this basis, marketable securities are issued by the SPV and the redemption of these securities typically takes place at maturity out of the cash flow generated by the collected claims.
(o)	Floating rate asset. The interest rate shown reflects the rate in effect at December 31, 2017.
(p)	The Fund has granted a security interest in substantially all of its assets in the event of default under the credit facility.
(q)	Principal $138,000,000 less unamortized deferred financing costs of $11,141.

26  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Statements of Assets and Liabilities

December 31, 2017

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Assets:

Investment securities at fair value (cost $421,180,981 and $390,347,553, respectively)	$413,774,438	$387,404,715
Cash and cash equivalents	13,086,655	5,435,285
Interest receivable	2,486,877	2,567,514
Receivable for investment securities sold	24,547,870	29,194,758
Unrealized appreciation on unfunded transactions (Note 9)	20,884	3,805
Prepaid expenses	78,785	78,913

Total assets	$453,995,509	$424,684,990

Liabilities:

Borrowings under credit facility (principal $141,000,000 and $138,000,000, respectively, less unamortized deferred financing costs of $298,097 and $11,141, respectively) (Note 8)	$140,701,903	$137,988,859
Payable for investment securities purchased	34,406,375	33,774,619
Interest payable	204,245	103,117
Distributions payable to common shareholders	78,909	42,553
Investment advisory fee payable	356,947	331,879
Other payables and accrued expenses	177,252	179,300

Total liabilities	175,925,631	172,420,327

Commitments and Contingencies (Note 9)

Net Assets (Applicable to Common Shareholders)	$278,069,878	$252,264,663

Net Assets Consist of:

Paid-in capital ($0.001 par value, 999,998,466 and 1,000,000,000 common shares authorized, respectively, and 15,573,061 and 14,464,026 issued and outstanding, respectively) (Note 6)	$296,699,291	$275,624,904
Undistributed net investment income (loss)	168,816	404,678
Accumulated net realized loss from investments	(11,412,570)	(20,825,886)
Net unrealized depreciation on investments and unfunded loan commitments	(7,385,659)	(2,939,033)

Net Assets (Applicable to Common Shareholders)	$278,069,878	$252,264,663

Number of Common Shares Outstanding	15,573,061	14,464,026
Net Asset Value, per Common Share	$17.86	$17.44

See accompanying Notes to Financial Statements.  |  27

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Statements of Operations

For the Year Ended December 31, 2017

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Investment Income:

Interest	$26,606,067	$26,936,649
Dividends	340,000	340,000

Total investment income	26,946,067	27,276,649

Expenses:

Investment advisory fee (Note 3)	4,227,940	3,905,596
Interest and commitment fee expense (Note 8)	3,073,661	3,142,950
Professional fees	327,286	314,757
Administrative services of the Adviser (Note 3)	659,016	652,376
Fund administration and accounting services (Note 3)	266,454	255,170
Insurance expense	311,472	311,472
Amortization of deferred financing costs (Note 8)	219,935	40,310
Board of Directors fees (Note 3)	124,382	124,228
Other operating expenses	163,659	161,951

Total expenses	9,373,805	8,908,810
Expense reimbursement waived by the Adviser (Note 3)	—	—

Net expenses	9,373,805	8,908,810

Net Investment Income	17,572,262	18,367,839

Net Realized and Unrealized Gain/(Loss) on Investments

Net realized gain/(loss) on investments	806,614	(9,078,404)
Net change in unrealized appreciation/(depreciation) on investments and unfunded loan commitments (Note 9)	(3,572,162)	13,137,720

Net realized and unrealized gain/(loss) on investments	(2,765,548)	4,059,316

Net Increase in Net Assets, Applicable to Common Shareholders, Resulting From Operations	$14,806,714	$22,427,155

28  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase/(Decrease) in Net Assets from:

Operations

Net investment income	$17,572,262	$19,368,995
Net realized gain/(loss) on investments	806,614	(4,249,370)
Net change in unrealized appreciation/(depreciation) on investments and unfunded loan commitments	(3,572,162)	22,141,583

Net increase in net assets from operations	14,806,714	37,261,208

Distributions to Common Shareholders

From net investment income	(18,064,751)	(19,371,331)

Total distributions to common shareholders	(18,064,751)	(19,371,331)

Total increase/(decrease) in net assets	$(3,258,037)	$17,889,877

Net Assets Applicable to Common Shares

Beginning of year	281,327,915	263,438,038

End of year	$278,069,878	$281,327,915

Undistributed net investment income	$168,816	$556,680

See accompanying Notes to Financial Statements.  |  29

Apollo Tactical Income Fund Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase in Net Assets from:

Operations

Net investment income	$18,367,839	$21,714,036
Net realized loss on investments	(9,078,404)	(7,130,897)
Net change in unrealized appreciation on investments and unfunded loan commitments	13,137,720	24,787,359

Net increase in net assets from operations	22,427,155	39,370,498

Distributions to Common Shareholders

From net investment income	(18,586,273)	(21,941,928)

Total distributions to common shareholders	(18,586,273)	(21,941,928)

Total increase in net assets	$3,840,882	$17,428,570

Net Assets Applicable to Common Shares

Beginning of year	248,423,781	230,995,211

End of year	$252,264,663	$248,423,781

Undistributed net investment income	$404,678	$73,008

30  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Statement of Cash Flows

For Year Ended December 31, 2017

Cash Flows from Operating Activities:

Net increase in net assets from operations	$14,806,714

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Flows Provided by Operating Activities:
Net realized gain on investments	(806,614)
Net change in unrealized depreciation on investments and unfunded loan commitments	3,572,162
Net amortization/(accretion) of premium/(discount)	(1,714,261)
Purchase of investment securities	(425,848,747)
Proceeds from disposition of investment securities and principal paydowns	421,237,631
Payment-in-kind interest	(667,964)
Amortization of deferred financing costs	219,935
Changes in Operating Assets and Liabilities:
Decrease in interest receivable	143,257
Increase in prepaid expenses	(109)
Decrease in interest payable	(149,438)
Decrease in investment advisory fee payable	(305)
Decrease in other payables and accrued expenses due to affiliates	(7,466)
Decrease in other payables and accrued expenses	(75,563)

Net cash flows provided by operating activities	10,709,232

Cash Flows from Financing Activities:
Distributions paid to common shareholders (net of change in distributions payable to common shareholders)	(18,127,340)

Net cash flows used in financing activities	(18,127,340)

Net Decrease in Cash and Cash Equivalents	(7,418,108)

Cash and cash equivalents, beginning of year	20,504,763

Cash and cash equivalents, end of year	$13,086,655

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest and commitment fee	$3,223,099

See accompanying Notes to Financial Statements.  |  31

Apollo Tactical Income Fund Inc.

Statement of Cash Flows

For the Year Ended December 31, 2017

Cash Flows from Operating Activities:

Net increase in net assets from operations	$22,427,155

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Flows Provided by Operating Activities:
Net realized loss on investments	9,078,404
Net change in unrealized appreciation on investments and unfunded loan commitments	(13,137,720)
Net amortization/(accretion) of premium/(discount)	(1,899,746)
Purchase of investment securities	(428,315,229)
Proceeds from disposition of investment securities and principal paydowns	424,808,289
Payment-in-kind interest	(185,786)
Amortization of deferred financing costs	40,310
Changes in Operating Assets and Liabilities:
Decrease in interest receivable	587,215
Decrease in interest payable	(430,177)
Increase in investment advisory fee payable	5,025
Decrease in other payables and accrued expenses due to affiliates	(19,740)
Decrease in other payables and accrued expenses	(80,788)

Net cash flows provided by operating activities	12,877,212

Cash Flows from Financing Activities:
Deferred financing cost	(37,639)
Distributions paid to common shareholders (net of change in distributions payable to common shareholders)	(18,639,960)

Net cash flows used in financing activities	(18,677,599)

Net Decrease in Cash and Cash Equivalents	(5,800,387)

Cash and cash equivalents, beginning of year	11,235,672

Cash and cash equivalents, end of year	$5,435,285

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$3,573,127

32  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Financial Highlights

For a Common Share Outstanding

Per Common Share Operating Performance:	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Net Asset Value, Beginning of Year	$18.07	$16.92	$18.30	$19.12	$18.73

Income from Investment Operations:
Net investment income(a)	1.13	1.24	1.22	1.18	1.34
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	(0.18)	1.15	(1.37)	(0.75)	0.35
Distributions from net investment income to Series A Preferred Shareholders	—	—	—	(0.02)	(0.04)

Total from investment operations	0.95	2.39	(0.15)	0.41	1.65

Less Distributions Paid to Common Shareholders from:
Net investment income	(1.16)	(1.24)	(1.23)	(1.23)	(1.26)

Total distributions paid to Common Shareholders	(1.16)	(1.24)	(1.23)	(1.23)	(1.26)

Net Asset Value, End of Year	$17.86	$18.07	$16.92	$18.30	$19.12
Market Value, End of Year	$16.22	$17.40	$15.15	$16.63	$18.10
Total return based on net asset value(b)	5.80%	15.33%	(0.52)%	2.63%	9.19%
Total return based on market value(b)	(0.22)%	24.03%	(1.98)%	(1.48)%	3.14%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	3.33%	3.21%	3.01%	3.07%	3.00%
Ratio of net expenses to average net assets	3.33%	3.21%	3.01%	3.07%	3.00%
Ratio of net investment income to average net assets	6.24%	7.11%	6.71%	6.22%(c)	7.03%(c)
Ratio of net investment income to average net assets net of distributions to Series A Preferred Shareholders	—	—	—	6.13%	6.80%
Supplemental Data:
Portfolio turnover rate	102.2%	109.5%	66.1%	80.0%	72.0%
Net assets at end of year (000’s)	$278,070	$281,328	$263,438	$284,992	$297,731
Senior Securities:
Total Series A Preferred Shares outstanding	—	—	—	—	1,534
Liquidation and market value per Series A Preferred Shares	—	—	—	—	$20,000
Asset coverage per share(d)	—	—	—	—	$294,078
Principal loan outstanding (in 000’s)	$141,000	$141,000	$149,269	$149,269	$122,705
Asset coverage per $1,000 of loan outstanding	$2,972(e)	$2,995(e)	$2,765(e)	$2,909(e)	$3,676(f)

(a)	Based on weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Net investment income ratio does not reflect payment to preferred shareholders.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the Series A Preferred Shares and borrowings outstanding) from the Fund’s total assets, and dividing this by the number of Series A Preferred Shares outstanding.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the Series A Preferred Shares and borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

See accompanying Notes to Financial Statements.  |  33

Apollo Tactical Income Fund Inc.

Financial Highlights

For a Common Share Outstanding

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Per Common Share Operating Performance:	2017	2016	2015	2014	2013(a)
Net Asset Value, Beginning of Period	$17.18	$15.97	$18.21	$19.51	$19.10(b)

Income from Investment Operations:
Net investment income(c)	1.27	1.50	1.48	1.50	1.03
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	0.28	1.23	(2.16)	(1.14)	0.39

Total from investment operations	1.55	2.73	(0.68)	0.36	1.42

Less Distributions Paid to Common Shareholders from:
Net investment income	(1.29)	(1.52)	(1.55)	(1.50)	(0.96)
Net realized gain on investments	—	—	(0.01)	(0.16)	(0.01)

Total distributions paid to Common Shareholders	(1.29)	(1.52)	(1.56)	(1.66)	(0.97)

Common share offering charges to paid-in capital	—	—	—	—	(0.04)

Net Asset Value, End of Period	$17.44	$17.18	$15.97	$18.21	$19.51
Market Value, End of Year	$15.75	$15.43	$13.89	$15.96	$18.00
Total return based on net asset value(d)	9.87%	19.34%	(2.91)%	2.63%	7.94%(e)
Total return based on market value(d)	10.47%	23.24%	(3.65)%	(2.51)%	(4.90)%(e)
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	3.53%	3.36%	2.97%	2.90%	2.58%(f)
Ratio of net expenses to average net assets	3.53%	3.36%	2.97%	2.90%	2.55%(f)
Ratio of net investment income to average net assets	7.27%	9.20%	8.22%	7.63%	6.38%(f)
Supplemental Data:
Portfolio turnover rate	111.8%	111.6%	67.6%	78.7%	72.4%(e)
Net assets at end of period (000’s)	$252,265	$248,424	$230,995	$263,428	$282,177
Senior Securities:
Principal loan outstanding (in 000’s)	$138,000	$138,000	$138,000	$138,000	$138,000
Asset coverage per $1,000 of loan outstanding(g)	$2,828	$2,800	$2,674	$2,909	$3,045

(a)	From February 25, 2013 (commencement of operations) to December 31, 2013.
(b)	Net of sales load of $0.90 per share of initial offering.
(c)	Based on weighted average outstanding shares.
(d)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(e)	Not annualized.
(f)	Annualized.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

34  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements

December 31, 2017

Note 1. Organization and Operations

Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (individually, a “Fund” or, together, the “Funds”) are corporations organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as non-diversified, closed-end management investment companies. AFT and AIF commenced operations on February 23, 2011 and February 25, 2013, respectively. Prior to that, the Funds had no operations other than matters relating to their organization and the sale and issuance of 5,236 shares of common stock in each Fund to Apollo Credit Management, LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the Funds’ investment adviser and is an affiliate of Apollo Global Management, LLC (“AGM”). The Funds’ common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the symbols “AFT” and “AIF”, respectively.

Investment Objective

AFT’s investment objective is to seek current income and preservation of capital. AFT seeks to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders. Senior Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrower(s)”) that operate in various industries and geographical regions. AFT seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of its managed assets in floating rate Senior Loans and investments with similar economic characteristics. This policy and AFT’s investment objective are not fundamental and may be changed by the board of directors of AFT with at least 60 days’ prior written notice provided to shareholders. Part of AFT’s investment objective is to seek preservation of capital. AFT’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AFT will achieve its investment objective.

AIF’s primary investment objective is to seek current income with a secondary objective of preservation of capital. AIF seeks to achieve its investment objectives primarily by allocating its assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. This ability to dynamically allocate AIF’s assets may result in AIF’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or high yield corporate bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of AIF’s managed assets will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” will include Senior Loans, subordinated loans, high yield corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. This policy and AIF’s investment objectives are not fundamental and may be changed by the board of directors of AIF (together with the board of directors of AFT, the “Board of Directors” or “Board”) with at least 60 days’ prior written notice provided to shareholders. AIF will seek to preserve capital to the extent consistent with its primary investment objective. AIF’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AIF will achieve its investment objectives.

As a result of the Funds’ classification as “non-diversified” under the Investment Company Act, each Fund can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. Each Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Note 2. Significant Accounting Policies

The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financil statements. Actual results may differ from those estimates.

Annual Report  |  35

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2017

Fund Valuation

Each Fund’s net asset value (“NAV”) per share will be determined daily generally as of 4:00 pm on each day that the NYSE is open for trading, or at other times as determined by the Board. The NAV of each Fund’s common shares is the total assets of the Fund (including all securities, cash and other assets) minus the sum of the Fund’s total liabilities (including accrued expenses, dividends payable, borrowings and the liquidation value of any preferred stock) divided by the total number of common shares of the Fund outstanding.

Security Valuation

The Funds value their investments primarily using the mean of the bid and ask prices provided by a nationally recognized security pricing service or broker. Senior Loans, corporate notes and bonds, common stock, structured products and preferred stock are priced based on valuations provided by an approved independent pricing service or broker, if available. If market or broker quotations are not available, or a price is not available from an independent pricing service or broker, or if the price provided by the independent pricing service or broker is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. In general, the fair value of a security is the amount that the Funds might reasonably expect to receive upon the sale of an asset or pay to transfer a liability in an orderly transaction between willing market participants at the reporting date. Fair value procedures generally take into account any factors deemed relevant, which may include, among others, (i) the nature and pricing history of the security, (ii) the liquidity or illiquidity of the market for the particular security, (iii) recent purchases or sales transactions for the particular security or similar securities and (iv) press releases and other information published about the issuer. In these cases, a Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that a Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

Fair Value Measurements

Each Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted unadjusted prices for identical assets and liabilities in active markets to which the Funds have access at the date of measurement;

Level 2 — Quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, but are valued based on executed trades, broker quotations that constitute an executable price, and alternative pricing sources supported by observable inputs which, in each case, are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Funds have obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

At the end of each reporting period, management evaluates the Level 2 and Level 3 assets, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from independent pricing services, and the existence of contemporaneous, observable trades in the market.

36  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2017

The valuation techniques used by the Funds to measure fair value at December 31, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers into and out of the levels are recognized at the value at the end of the period. Summaries of the Funds’ investments categorized in the fair value hierarchy as of December 31, 2017 are as follows:

Apollo Senior Floating Rate Fund Inc.
	Total Fair Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets:
Cash and Cash Equivalents	$13,086,655	$13,086,655	$—	$—
Senior Loans	377,158,658	—	355,503,059	21,655,599
Corporate Notes and Bonds	32,631,580	—	32,622,805	8,775
Common Stock	68,975	—	—	68,975
Preferred Stock	3,915,225	—	—	3,915,225
Unrealized appreciation on Unfunded Loan Commitments	20,884	—	4,498	16,386

Total Assets	$426,881,977	$13,086,655	$388,130,362	$25,664,960

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of December 31, 2017:

Apollo Senior Floating Rate Fund Inc.
	Total	Senior Loans	Corporate Notes and Bonds	Common Stock	Preferred Stock	Unfunded Loan Commitments

Total Fair Value, beginning of year	$32,178,376	$28,275,505	$—	$48,375	$3,854,496	$—
Purchases, including capitalized PIK	15,335,843	15,295,104	40,739	—	—	—
Sales/Paydowns	(17,162,875)	(17,155,740)	(7,135)	—	—	—
Accretion/(amortization) of discounts/(premiums)	703,485	703,485	—	—	—	—
Net realized gain/(loss)	(829,314)	(138,546)	(690,768)	—	—	—
Change in net unrealized appreciation/(depreciation)	1,413,239	665,971	665,939	20,600	60,729	—
Transfers into Level 3	2,969,988	2,953,602	—	—	—	16,386
Transfers out of Level 3	(8,943,782)	(8,943,782)	—	—	—	—

Total Fair Value, end of year	$25,664,960	$21,655,599	$8,775	$68,975	$3,915,225	$16,386

Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above. There were no transfers between Level 1 and Level 2 fair value measurement during the year shown. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at December 31, 2017 was $1,378,126.

Annual Report  |  37

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2017

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of December 31, 2017:

Apollo Senior Floating Rate Fund Inc.
Assets	Fair Value at December 31, 2017	Valuation Technique(s)(a)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized

Senior Loans	$11,328,830	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A

	5,000,000	Discounted Cash Flow(b)	Discount Rate(b)	10.02%-12.02%

	4,363,109	Discounted Cash Flow(b)	Discount Rate(b)	17.0%

	309,997	Cost(c)	N/A	N/A

	653,663	Recoverability(d)	Liquidation Proceeds(d)	$28.1m

	-	Recoverability(d)	Liquidation Proceeds(d)	$0

Bonds	8,775	Discounted Cash Flow(b)	Discount Rate(b)	25.0%

	-	Recoverability(d)	Liquidation Proceeds(d)	$0

Common Stock	18,987	Black-Scholes Option Pricing Model(e)	Volatility(e)	22.6%

	-	Recoverability(d)	Liquidation Proceeds(d)	$28.1m

	49,988	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A

Preferred Stock	3,915,225	Discounted Cash Flow(b)	Discount Rate(b)	8.69%

Unfunded Loan Commitments	16,386	Independent pricing service	Vendor and/or	N/A
		and/or broker quotes	broker quotes
Total Fair Value	$25,664,960

(a)	For the assets which have multiple valuation techniques, the Fund may rely on the techniques individually or in aggregate based on a weight ranging from 0-100%.
(b)	The Fund utilized a discounted cash flow model to fair value this security. The significant unobservable input used in the valuation model was the discount rate, which was determined based on the market rates an investor would expect for a similar investment with similar risks. The discount rate was applied to present value the projected cash flows in the valuation model. Significant increases in the discount rate may significantly lower the fair value of an investment; conversely, significant decreases in the discount rate may significantly increase the fair value of an investment.
(c)	The Fund utilized a recent funding to fair value this security.
(d)	The Fund utilized a recoverability approach to fair value this security, specifically a liquidation analysis. There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable inputs used in the valuation model were liquidation proceeds. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.
(e)	The Fund utilized a Black-Scholes options pricing model to fair value this security. The significant unobservable input used in the valuation model was volatility. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

38  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2017

Apollo Tactical Income Fund Inc.
	Total Fair Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Cash and Cash Equivalents	$ 5,435,285	$5,435,285	$ —	$ —
Senior Loans	308,341,390	—	288,595,660	19,745,730
Corporate Notes and Bonds	40,643,302	—	40,602,967	40,335
Structured Products	34,437,285	—	34,437,285	—
Common Stock	67,513	—	—	67,513
Preferred Stock	3,915,225	—	—	3,915,225
Unrealized appreciation on Unfunded Loan Commitments	3,805	—	3,805	—
Total Assets	$392,843,805	$5,435,285	$363,639,717	$23,768,803

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of December 31, 2017:

Apollo Tactical Income Fund Inc.
	Total	Senior Loans	Corporate Notes and Bonds	Structured Products	Common Stock	Preferred Stock	Unfunded Loan Commitments
Total Fair Value, beginning of the year	$35,486,453	$30,089,922	$—	$1,490,200	$48,375	$3,854,496	$3,460
Purchases, including capitalized PIK	11,950,197	11,762,943	187,254	—	—	—	—
Sales/Paydowns	(18,847,118)	(16,930,862)	(32,796)	(1,880,000)	—	—	(3,460)
Accretion/(amortization) of discounts/
(premiums)	694,727	663,869	—	30,858	—	—	—
Net realized gain/(loss)	(5,553,374)	(1,563,296)	(3,057,469)	50,600	—	(986,669)	3,460
Change in net unrealized appreciation/
(depreciation)	6,424,117	2,109,353	2,943,346	308,342	19,138	1,047,398	(3,460)
Transfer into Level 3	3,185,030	3,185,030	—	—	—	—	—
Transfers out of Level 3	(9,571,229)	(9,571,229)	—	—	—	—	—

Total Fair Value, end of year	$23,768,803	$19,745,730	$40,335	$—	$67,513	$3,915,225	$—

Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above. There were no transfers between Level 1 and Level 2 fair value measurement during the year shown. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at December 31, 2017 was $5,095,471.

Annual Report  |  39

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2017

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of December 31, 2017:

Apollo Tactical Income Fund Inc.
Assets	Fair Value at December 31, 2017	Valuation Technique(s)(a)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized

Senior Loans	$9,910,045	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A

	5,000,000	Discounted Cash Flow(b)	Discount Rate(b)	10.02%-12.02%

	4,027,485	Discounted Cash Flow(b)	Discount Rate(b)	17.0%

	93,419	Cost(c)	N/A	N/A

	653,663	Recoverability(d)	Liquidation Proceeds(d)	$28.1m

	-	Recoverability(d)	Liquidation Proceeds(d)	$0

	61,118	Discounted Cash Flow(b)	Discount Rate(b)	1.44%

Bonds	40,335	Discounted Cash Flow(b)	Discount Rate(b)	25.0%

	-	Recoverability(d)	Liquidation Proceeds(d)	$0

Common Stock	17,525	Black-Scholes Option Pricing Model(e)	Volatility(e)	22.6%

	-	Recoverability(d)	Liquidation Proceeds(d)	$28.1m

	49,988	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A

Preferred Stock	3,915,225	Discounted Cash Flow(b)	Discount Rate(b)	8.69%
Total Level 3	$23,768,803

(a)	For the assets which have multiple valuation techniques, the Fund may rely on the techniques individually or in aggregate based on a weight ranging from 0-100%.
(b)	The Fund utilized a discounted cash flow model to fair value this security. The significant unobservable input used in the valuation model was the discount rate, which was determined based on the market rates an investor would expect for a similar investment with similar risks. The discount rate was applied to present value the projected cash flows in the valuation model. Significant increases in the discount rate may significantly lower the fair value of an investment; conversely, significant decreases in the discount rate may significantly increase the fair value of an investment.
(c)	The Fund utilized a recent funding to fair value this security.
(d)	The Fund utilized a recoverability approach to fair value this security, specifically a liquidation analysis. There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable inputs used in the valuation model were liquidation proceeds. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.
(e)	The Fund utilized a Black-Scholes options pricing model to fair value this security. The significant unobservable input used in the valuation model was volatility. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

Cash and Cash Equivalents

Cash and cash equivalents of the Funds consist of cash held in bank accounts and liquid investments with maturities, at the date of acquisition, not exceeding 90 days that, at times, may exceed federally insured limits. As of December 31, 2017, cash and cash equivalents were comprised of cash deposited with U.S. financial institutions in which carrying value approximated fair value and are considered to be Level 1 in the fair value hierarchy.

40  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2017

Industry Classifications

The industry classifications of the Funds’ investments, as presented in the accompanying Schedules of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the Funds’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, with the primary source being Moody’s, and/or as defined by the Funds’ management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications.

Fair Value of Financial Instruments

The fair value of the Funds’ assets and liabilities that qualify as financial instruments under U.S. GAAP approximates the carrying amounts presented in the accompanying Statements of Assets and Liabilities.

Securities Transactions and Investment Income

Securities transactions of the Funds are recorded on the trade date for financial reporting purposes. Cost is determined based on consideration given, and the unrealized appreciation/(depreciation) on investment securities is the difference between fair value determined in compliance with the valuation policy approved by the Board and the cost. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Interest and dividend income is recorded on the accrual basis and includes the accretion of original issue discounts and amortization of premiums where applicable using the effective interest rate method over the lives of the respective debt securities.

The Funds hold investments that have designated payment-in-kind (“PIK”) interest. PIK interest is included in interest income and reflected as a receivable in accrued interest up to the payment date. On payment dates, the Funds capitalize the accrued interest receivable as an additional investment and mark it at the fair value associated with the position.

U.S. Federal Income Tax Status

The Funds intend to maintain their status each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and will distribute substantially all of their net investment income and net capital gains, if any, for their tax years. The Funds may elect to incur excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the year ended December 31, 2017, AFT and AIF did not record a U.S. federal excise tax provision. During 2017, excise tax of $2,438 was paid by AFT relating to the 2016 tax year. AIF did not pay any excise tax during 2017 related to the 2016 tax year. No federal income tax provision or excise tax provision is required for the year ended December 31, 2017.

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no material effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The statute of limitations on AFT’s federal and state tax filings remains open for the years ended December 31, 2014 to 2017. The statute of limitations on AIF’s federal and state fillings remains open for the years ended December 31, 2014 to 2017.

Distributions to Common Shareholders

The Funds intend to make regular monthly cash distributions of all or a portion of their net investment income available to common shareholders. The Funds intend to pay common shareholders at least annually all or substantially all of their capital gains and net investment income after the payment of dividends and interest owed with respect to outstanding preferred shares and/or notes or other forms of leverage utilized by the Funds, although for cash management purposes, the Funds may elect to retain distributable amounts and pay excise tax as described above. If the Funds make a long-term capital gain distribution, they will be required to allocate such gain between the common shares and any preferred shares issued by the Funds in proportion to the total dividends paid to each class for the year in which the income is realized.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Funds will make a distribution only if authorized by the Board and declared by the Funds out of assets legally available for these distributions. The Funds may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Funds and their shareholders because it may result in a return of capital to

Annual Report  |  41

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2017

shareholders, which would reduce the Funds’ NAV and, over time, potentially increase the Funds’ expense ratios. If the Funds distribute a return of capital, it means that the Funds are returning to shareholders a portion of their investment rather than making a distribution that is funded from the Funds’ earned income or other profits. The Board may elect to change AFT’s or AIF’s distribution policy at any time.

Asset Segregation

In accordance with the Investment Company Act and various SEC and SEC staff interpretive positions, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in measures in accordance with SEC or Staff guidance, to “cover” open positions with respect to certain kinds of financial instruments that could otherwise be considered “senior securities” as defined in Section 18(g) of the Investment Company Act. With respect to certain derivative contracts that are contractually required to cash settle, for example, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. In other circumstances, a Fund may be required to set aside liquid assets equal to such a financial instrument’s full notional value, or enter into appropriate offsetting transactions, while the position is open. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time announced by the SEC or its staff regarding asset segregation. These segregation and coverage requirements could result in a Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions.

Note 3. Investment Advisory, Administration and Other Agreements with Affiliates

Investment Advisory Fee

The Adviser provides certain investment advisory, management and administrative services to the Funds pursuant to investment advisory and management agreements with each of the Funds. For its services, each Fund pays the Adviser monthly at the annual rate of 1.0% of the average daily value of the Fund’s managed assets. Managed assets are defined as the total assets of a Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed (including the liquidation preference of preferred shares) or notes issued). The Adviser may elect from time to time, in its sole discretion, to waive its receipt of the advisory fee from a Fund. If the Adviser elects to waive its compensation, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees, may elect not to do so, may decide to waive its compensation periodically or may decide to waive its compensation on only one of the Funds at any given time. For the year ended December 31, 2017, the Adviser earned fees of $4,227,940 and $3,905,596 from AFT and AIF, respectively.

Administrative Services and Expense Reimbursements

The Funds and the Adviser have entered into Administrative Services and Expense Reimbursement Agreements pursuant to which the Adviser provides certain administrative services, personnel and facilities to the Funds and performs operational services necessary for the operation of the Funds not otherwise provided by other service providers of the Funds. These services may include, without limitation, certain bookkeeping and recordkeeping services, compliance and legal services, investor relations assistance, and accounting and auditing support. Pursuant to these agreements, the Funds will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Funds. In addition, the Adviser or one of its affiliates may pay certain expenses on behalf of the Funds and then allocate these expenses to the Funds for reimbursement. For the year ended December 31, 2017, the Adviser provided services under these agreements totaling $659,016 and $652,376 for AFT and AIF, respectively, which is shown in the Statements of Operations as administrative services of the Adviser. Included in these amounts is approximately $76,000 and $76,000 for AFT and AIF, respectively, of remuneration for officers of the Funds. The Adviser did not waive the right to expense reimbursements and investment advisory fees for either Fund during the year ended December 31, 2017.

Each Fund has also entered into an Administration and Accounting Services Agreement (the “Administration Agreements”) with BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”). Under the Administration Agreements, BNYMIS provides certain administrative services necessary for the operation of the Funds, including maintaining the Funds’ books and records, providing accounting services and preparing regulatory filings. The Funds pay BNYMIS for these services. The Bank of New York Mellon (“BNY Mellon”) serves as the Funds’ custodian. BN1YMIS serves as the Funds’ transfer agent. BNY Mellon and BNYMIS provided services totaling $266,454 and $255,170 for AFT and AIF, respectively, for the year ended December 31, 2017, which are included in fund administration and accounting services in the Statements of Operations.

42  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2017

Board of Directors Fees

On an annual basis, AFT and AIF pay each member of the Board who is not an “interested person” (as defined in the Investment Company Act) of the Funds an annual retainer of $16,000 per Fund, plus $2,000 for each in-person Board meeting of a single Fund ($3,000, or $1,500 per Fund, for a joint meeting of both Funds), plus $1,000 for attendance at telephonic Board meetings of a single Fund or participation in special committee meetings of a single Fund not held in conjunction with regularly scheduled Board meetings ($1,500, or $750 per Fund, for a joint meeting of both Funds). In addition, the chairman of the audit committee receives $5,000 per year from each Fund. The Funds also reimburse independent Board members for travel and out-of-pocket expenses incurred in connection with such meetings, and the Funds split the cost of such expenses for meetings involving both AFT and AIF. Included in the Statements of Operations in Board of Directors fees for the year ended December 31, 2017 is $124,382 and $124,228 of expenses related to the Board for each of AFT and AIF, respectively.

Note 4. Investment Transactions

For the year ended December 31, 2017, the cost of investment purchases and proceeds from sales of securities and principal paydowns were as follows:

Fund	Purchases	Sales

Apollo Senior Floating Rate Fund Inc.	$435,182,794	$431,959,954
Apollo Tactical Income Fund Inc.	440,183,391	437,234,635

Note 5. Risks

Senior Loans

Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce the Funds’ NAV and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Funds, a reduction in the value of the investment and a potential decrease in the NAV of the Funds. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Funds could experience delays or limitations with respect to their ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933 (the “1933 Act”) or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality, rather than on any available independent sources. Therefore, the Funds will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Funds may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Annual Report  |  43

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2017

Senior Loans are generally not registered under the 1933 Act and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Schedule of Investments.

The Funds may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Funds may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers and other financial and lending institutions. In purchasing participations, the Funds generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Funds will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Funds will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which they are buying a participation that the Funds would otherwise conduct if they were investing directly in the Senior Loan, which may result in the Funds being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.

Corporate Bonds

The Funds may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations, other business entities, governments and municipalities and other issuers. Corporate bonds are issued with varying features and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights, call rights or other rights of the issuer). The Funds’ investments in corporate bonds may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.

The Adviser expects most of the corporate bonds in which the Funds invest will be high yield bonds (commonly referred to as “junk” bonds). An issuer of corporate bonds typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace.

Subordinated Loans

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt that are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Structured Products

Investments in structured products involve risks, including credit risk and market risk. When the Funds’ investments in structured products (such as CDOs, CLOs and asset-backed securities) are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds (or loans) or stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of any factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on a structured product to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity of the structured product. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the product.

44  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2017

The Funds may have the right to receive payments only from the structured product and generally do not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that generally affect issuers of securities and capital markets. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Funds.

Certain structured products may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Funds as illiquid securities. CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Note 6. Common Shares

Common share transactions were as follows:

Apollo Senior Floating Rate Fund Inc.
	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Common shares outstanding, beginning of year	15,573,061	$296,701,729	15,573,061	$296,704,310
Common shares issued as reinvestment of dividends	—	—	—	—
Permanent differences reclassified (primarily non-deductible expenses)	—	(2,438)	—	(2,581)

Common shares outstanding, end of year	15,573,061	$296,699,291	15,573,061	$296,701,729

Apollo Tactical Income Fund Inc.
	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Common shares outstanding, beginning of year	14,464,026	$275,624,904	14,464,026	$275,624,904
Common shares issued as reinvestment of dividends	—	—	—	—
Permanent differences reclassified (primarily non-deductible expenses)	—	—	—	—

Common shares outstanding, end of year	14,464,026	$275,624,904	14,464,026	$275,624,904

Annual Report  |  45

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2017

Dividends declared on common shares with a record date of January 1, 2017 or later through the date of this report were as follows:

Apollo Senior Floating Rate Fund Inc.
Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued
December 20, 2016	January 17, 2017	January 19, 2017	January 31, 2017	$0.0900	$1,401,575	$1,401,575	—
January 23, 2017	February 13, 2017	February 15, 2017	February 28, 2017	$0.0900	$1,401,575	$1,401,575	—
February 16, 2017	March 17, 2017	March 21, 2017	March 31, 2017	$0.0900	$1,401,575	$1,401,575	—
March 29, 2017	April 13, 2017	April 18, 2017	April 28, 2017	$0.0900	$1,401,575	$1,401,575	—
April 21, 2017	May 16, 2017	May 18, 2017	May 31, 2017	$0.0900	$1,401,575	$1,401,575	—
May 24, 2017	June 16, 2017	June 20, 2017	June 30, 2017	$0.0900	$1,401,575	$1,401,575	—
June 29, 2017	July 17, 2017	July 19, 2017	July 31, 2017	$0.0900	$1,401,575	$1,401,575	—
July 27, 2017	August 17, 2017	August 21, 2017	August 31, 2017	$0.0900	$1,401,575	$1,401,575	—
August 9, 2017	September 18, 2017	September 19, 2017	September 29, 2017	$0.0900	$1,401,575	$1,401,575	—
September 21, 2017	October 18, 2017	October 19, 2017	October 31, 2017	$0.0900	$1,401,575	$1,401,575	—
October 27, 2017	November 16, 2017	November 17, 2017	November 30, 2017	$0.0900	$1,401,575	$1,401,575	—
December 12, 2017	December 21, 2017	December 22, 2017	December 29, 2017	$0.0900	$1,401,575	$1,401,575	—
December 12, 2017	December 21, 2017	December 22, 2017	December 29, 2017	$0.0800	$1,245,845	$1,245,845	—
December 29, 2017	January 17, 2018	January 18, 2018	January 31, 2018	$0.0900	$1,401,575	$1,401,575	—
January 23, 2018*	February 13, 2018	February 14, 2018	February 28, 2018	$0.0900	—	—	—
February 22, 2018*	March 15, 2018	March 16, 2018	March 29, 2018	$0.0960	—	—	—
* Declared subsequent to December 31, 2017.

Apollo Tactical Income Fund Inc.
Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued
December 20, 2016	January 17, 2017	January 19, 2017	January 31, 2017	$0.1100	$1,591,043	$1,591,043	—
January 23, 2017	February 13, 2017	February 15, 2017	February 28, 2017	$0.1100	$1,591,043	$1,591,043	—
February 16, 2017	March 17, 2017	March 21, 2017	March 31, 2017	$0.1100	$1,591,043	$1,591,043	—
March 29, 2017	April 13, 2017	April 18, 2017	April 28, 2017	$0.1100	$1,591,043	$1,591,043	—
April 21, 2017	May 16, 2017	May 18, 2017	May 31, 2017	$0.1100	$1,591,043	$1,591,043	—
May 24, 2017	June 16, 2017	June 20, 2017	June 30, 2017	$0.1050	$1,518,723	$1,518,723	—
June 29, 2017	July 17, 2017	July 19, 2017	July 31, 2017	$0.1050	$1,518,723	$1,518,723	—
July 27, 2017	August 17, 2017	August 21, 2017	August 31, 2017	$0.1050	$1,518,723	$1,518,723	—
August 9, 2017	September 18, 2017	September 19, 2017	September 29, 2017	$0.1000	$1,446,403	$1,446,403	—
September 21, 2017	October 18, 2017	October 19, 2017	October 31, 2017	$0.1000	$1,446,403	$1,446,403	—
October 27, 2017	November 16, 2017	November 17, 2017	November 30, 2017	$0.1000	$1,446,403	$1,446,403	—
December 12, 2017	December 21, 2017	December 22, 2017	December 29, 2017	$0.1000	$1,446,403	$1,446,403	—
December 12, 2017	December 21, 2017	December 22, 2017	December 29, 2017	$0.0200	$289,281	$289,281	—
December 29, 2017	January 17, 2018	January 18, 2018	January 31, 2018	$0.1000	$1,446,403	$1,446,403	—
January 23, 2018*	February 13, 2018	February 14, 2018	February 28, 2018	$0.1000	—	—	—
February 22, 2018*	March 15, 2018	March 16, 2018	March 29, 2018	$0.1000	—	—	—
* Declared subsequent to December 31, 2017.

Note 7. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Funds’ capital accounts at fiscal year end for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

46  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2017

For the fiscal year ended December 31, 2017, permanent differences resulting primarily from non-deductible expenses, defaulted security interest and underlying investment partnership adjustments were identified and reclassified among the components of the Funds’ net assets as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss from Investments	Paid-In Capital
Apollo Senior Floating Rate Fund Inc.	$104,625	$(102,187)	$(2,438)
Apollo Tactical Income Fund Inc.	550,104	(550,104)	—

The tax character of distributions paid by AFT during the fiscal years ended December 31, 2017 and 2016 was as follows:

Apollo Senior Floating Rate Fund Inc.
Distributions paid from Ordinary Income: *	2017	2016
Common Shareholders	$18,064,751	$19,371,331
Total Distributions	$18,064,751	$19,371,331

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

The tax character of distributions paid by AIF during the fiscal years ended December 31, 2017 and 2016 was as follows:

Apollo Tactical Income Fund Inc.
Distributions paid from Ordinary Income: *	2017	2016

Common Shareholders	$18,586,273	$21,941,928
Total Distributions	$18,586,273	$21,941,928

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2017, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses
Apollo Senior Floating Rate Fund Inc.	$321,272	$—	$(8,087,187)	$(10,863,498)
Apollo Tactical Income Fund Inc.	468,031	—	(4,590,206)	(19,238,066)

* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales, defaulted security interest adjustments, underlying investment partnership adjustments and disallowed losses due to restructuring.

For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of December 31, 2017, long-term capital loss carryforwards totaled $10,863,498 for AFT and $19,238,066 for AIF, which may be carried forward for an unlimited period. During the year ended December 31, 2017, AFT utilized $967,771 of capital loss carryforwards.

Annual Report  |  47

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2017

Unrealized appreciation/(depreciation) and basis of investments for U.S. federal income tax purposes at December 31, 2017 were as follows:

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Federal tax basis, cost	$421,882,509	$391,998,726

Unrealized appreciation	$ 5,429,869	$ 6,291,126
Unrealized depreciation	(13,537,940)	(10,885,137)
Net unrealized appreciation/(depreciation)*	$ (8,108,071)	$ (4,594,011)

* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales, defaulted security interest adjustments, underlying investment partnership adjustments and disallowed losses due to restructuring.

Note 8. Credit Agreements and Preferred Shares

The Funds utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Funds may obtain leverage by issuing preferred shares and/or notes and may also borrow funds from banks and other financial institutions. The Funds may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Funds’ net income, distributions and/or NAV in relation to market changes. Leverage is a speculative technique that exposes the Funds to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Funds’ portfolios will be magnified due to the use of leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Funds’ NAV, which will be borne entirely by the Funds’ common shareholders. If the Funds issue preferred shares and/or notes or engage in other borrowings, they will have to pay dividends on their shares or interest on their notes or borrowings, which will increase expenses and may reduce the Funds’ return. These dividend payments or interest expenses (which will be borne entirely by the common shareholders) may be greater than the Funds’ return on the underlying investments. The Funds’ leveraging strategy may not be successful.

Apollo Senior Floating Rate Fund Inc.

On May 11, 2016, AFT entered into a $150,000,000 credit facility (the “Credit Facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”) as lender. Under the terms of the Credit Facility, AFT may borrow a single term loan not to exceed $112,500,000 (the “Term Loan”) and may borrow up to an additional $37,500,000 on a revolving basis (the “Revolving Loans”). AFT has granted a security interest in substantially all of its assets in the event of default under the Credit Facility. AFT may borrow on a revolving basis until May 11, 2019, at which time any loans outstanding under the Credit Facility must be repaid in full. The Fund will pay SMBC a quarterly commitment fee equal to 0.15% per annum on the average daily amount of available commitments. As of December 31, 2017, $9,000,000 of the available revolving credit remains undrawn. As of December 31, 2017, AFT has $141,000,000 principal outstanding under the Credit Facility, which is comprised of a Term Loan of $112,500,000 and Revolving Loans totaling $28,500,000, all of which bear interest at a rate of LIBOR plus 1.05%.

For the year ended December 31, 2017, the average daily principal loan balance outstanding was $141,000,000, the weighted average annual interest rate was 2.18% and the interest expense, which is included on the Statements of Operations in interest expense, was $3,073,661.

The fair value of AFT’s borrowings under the Credit Facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AFT has determined would be categorized as Level 2 in the fair-value hierarchy.

The Credit Facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of December 31, 2017, AFT was not aware of any instances of non-compliance related to the Credit Facility.

In connection with AFT’s entry into the Credit Facility, certain debt financing costs were incurred by AFT and are shown net of the principal amount in the Statements of Assets and Liabilities. The deferred financing costs are amortized over the life of the credit facility. The amortization of the deferred financing costs is included in the Statements of Operations.

48  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2017

Apollo Tactical Income Fund Inc.

On April 21, 2017, AIF entered into a $138,000,000 revolving credit facility with JPMorgan Chase Bank, N.A. (“JPM”) as lender and administrative agent. AIF has granted a security interest in substantially all of its assets in the event of default under the credit facility. AIF may borrow on a revolving basis until April 20, 2018, at which time any loan outstanding under the credit facility must be repaid in full. The loan bears interest at a rate of LIBOR plus 1.15%. As of December 31, 2017, AIF has $138,000,000 principal outstanding, which is the maximum commitment amount under the credit facility.

Prior to April 21, 2017, AIF had a $138,000,000 revolving credit facility with JPM as lender and administrative agent that expired on April 22, 2017. The loan bore interest at a rate of LIBOR plus 1.00%.

For the year ended December 31, 2017, the average daily principal loan balance outstanding was $138,000,000, the weighted average annual interest rate was 2.28% and the interest expense, which is included on the Statements of Operations in interest expense, was $3,142,950.

The fair value of AIF’s borrowings under the credit facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AIF has determined would be categorized as Level 2 in the fair-value hierarchy.

The credit facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of December 31, 2017, AIF was not aware of any instances of non-compliance related to the credit facility.

In connection with AIF’s entry into the credit facility, certain debt financing costs were incurred by AIF and are shown net of the principal amount in the Statements of Assets and Liabilities. The deferred financing costs are amortized over the life of the credit facility. The amortization of the deferred financing costs is included in the Statements of Operations.

Note 9. General Commitments and Contingencies

As of December 31, 2017, the Funds had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	AFT	AIF
A-L Parent, LLC	$1,310,878	$ —
Charming Charlie, LLC*	309,997	93,419
Lumos Networks Operating Co.	570,913	570,913
Mitchell International, Inc.	103,399	—

Total unfunded loan commitments	$2,295,187	$664,332

* On January 25, 2018, the loan commitment was partially funded in the amount of $247,889 and $74,702 for AFT and AIF, respectively.

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Funds’ valuation policies. Any related unrealized appreciation/(depreciation) on unfunded loan commitments is recorded on the Statements of Assets and Liabilities and the Statements of Operations. For the year ended December 31, 2017, AFT and AIF recorded a change in unrealized appreciation/(depreciation) on unfunded loan commitments totaling $12,139 and $(8,401), respectively.

Note 10. Indemnification

The Funds each have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. Based upon historical experience, the risk of loss from such claims is currently considered remote; however, there can be no assurance that losses will not occur or if claims are made against the Funds the losses will not be material.

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

Annual Report  |  49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (collectively referred to as the “Funds”), including the schedules of investments, as of December 31, 2017, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, and the results of their operations and their cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York

February 23, 2018

We have served as the auditor of one or more investment companies within the group of investment companies since 2011.

50  |

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information

December 31, 2017 (unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive common stock of the Funds as set forth below, all net investment income dividends and all capital gains distributions declared by the Board will be payable in cash.

A shareholder may elect to have net investment income dividends and capital gains distributions reinvested in common stock of the Funds. To exercise this option, such shareholder must notify BNYMIS, the plan administrator and the Funds’ transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board for the net investment income dividend and/or capital gains distribution involved.

The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that elects to receive dividends and distributions in additional shares of common stock of the Funds (each a “Participant”). The plan administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the plan administrator’s name or that of its nominee.

The shares are acquired by the plan administrator for a participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Funds (“Newly Issued Shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the NAV per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares of common stock to be credited to the Participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date the shares are issued, unless the NAV is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per share. If, on the dividend payment date, the NAV per share is greater than the market value (such condition being referred to as “market discount”), the plan administrator will invest the dividend amount in shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Funds. If a Participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 5¢ per share brokerage commission from the proceeds.

Shareholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from the Funds will be equal to the total dollar amount of the dividend payable to the shareholders. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at bnymellon.com/ shareowner, by filling out the transaction request form located at the bottom of the Participant’s statement and sending it to the plan administrator at P.O. Box 30170, College Station, TX 77842 or by calling the plan administrator at 800-331-1710.

The plan may be terminated by the Funds upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Funds. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at P.O. Box 30170, College Station, TX 77842.

Brexit Risk

The Funds may invest a portion of their assets in credit instruments issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom (“UK”). Concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries give rise to concerns about sovereign defaults, the possibility that one or more countries might leave the Euro-pean Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of any such situation cannot be predicted. Sovereign debt defaults and European Union and/or Eurozone exits could have material adverse effects on investments by the Funds in

Annual Report  |  51

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information (continued)

December 31, 2017 (unaudited)

securities of European companies, including but not limited to the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Funds. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Funds. The uncertainty in the wake of the UK’s “Brexit” referendum and subsequent political developments could have a negative impact on both the UK economy and the economies of other countries in Europe. The Brexit process also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Funds. Global central banks may maintain historically low interest rates longer than was anticipated, which could adversely affect the Funds.

Shareholder Tax Information

The Funds are required by Subchapter M of the Internal Revenue Code to advise their shareholders of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year. During the fiscal year ended December 31, 2017, the percentage of qualified interest income related dividends not subject to withholding tax for nonresident aliens and foreign corporations for Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. were 85.60% and 77.82%, respectively.

52  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Directors and Officers

December 31, 2017 (unaudited)

Directors and Officers

The Board of Directors of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law. The directors of each Fund (the “Directors”) are divided into three classes, serving staggered three-year terms. Any vacancy on the Board of Directors may be filled only by a majority of the remaining Directors, except to the extent that the Investment Company Act requires the election of directors by shareholders.

Certain biographical and other information relating to the Directors and Executive Officers of the Funds is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser, specifically AFT and AIF, and other public directorships/ trusteeships.

Directors and Officers Name, Address(1) and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Complex of Funds Overseen by the Director	Other Public Directorships/ Trusteeships Held by the Director During Past Five Years

INTERESTED
DIRECTORS(2)

Barry Cohen (born 1952)	Director and Chairman of the Board	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2018 annual meeting.	President, Elysium Management LLC since 2017. Chief Operating Officer, Apollo Global Securities, LLC since 2011; Managing Director, Apollo Management, L.P. since 2008.	2	None.
INDEPENDENT
DIRECTORS(3)

Robert L. Borden (born 1963)	Director	AFT and AIF Director since November 2013; current terms end at the 2020 annual meeting.	Chief Executive Officer and Chief Investment Officer, Delegate Advisors, LLC since 2012.	2	Athene Holding Ltd.
Glenn N. Marchak (born 1956)	Director; Audit Committee Chair	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2019 annual meeting.	Private Investor; Corporate Director/Trustee.	2	Stone Harbor Emerging Markets Income Fund; Stone Harbor Emerging Markets Total Income Fund.
Carl J. Rickertsen (born 1960)	Director; Nominating and Corporate Governance Committee Chair	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2020 annual meeting.	Managing Partner, Pine Creek Partners (private equity investment firm) since 2005.	2	Berry Plastics Group, Inc.; MicroStrategy Incorporated.

Annual Report  |  53

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Directors and Officers (continued)

December 31, 2017 (unaudited)

Directors and Officers Name, Address(1) and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Complex of Funds Overseen by the Director	Other Public Directorships/ Trusteeships Held by the Director During Past Five Years
Todd J. Slotkin (born 1953)	Lead Independent Director	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2019 annual meeting.	Managing Director and Global Head, Alvarez & Marsal Asset Management Services, LLC since 2014; Co-Founder and Managing Partner, Newton Pointe Partners (consulting firm) from 2011 to 2014.	2	CBIZ, Inc.

Elliot Stein, Jr. (born 1949)	Director	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2018 annual meeting.	Private Investor; Corporate Director/Trustee.	2	Apollo Investment Corporation.

EXECUTIVE OFFICERS(4)

Joseph Moroney (born 1971)	President and Chief Investment Officer	AFT since 2011 and AIF since 2013.	Co-Head of Global Liquid Credit (effective January 2018), Apollo Capital Management L.P. since 2015.	N/A	N/A

Frank Marra (born 1979)	Treasurer and Chief Financial Officer	AFT and AIF since 2014.	Senior Controller and Vice President, Apollo Capital Management, L.P. since 2009.	N/A	N/A

Joseph D. Glatt (born 1973)	Secretary and Chief Legal Officer	AFT since 2011 and AIF since 2013.	Chief Legal Officer, Secretary and Vice President, Apollo Investment Corporation since 2014, 2010 and 2009, respectively; General Counsel, Apollo Capital Management L.P. since 2007.	N/A	N/A

Cindy Michel (born 1973)	Chief Compliance Officer	AFT since 2011 and AIF since 2013.	Chief Compliance Officer and Vice President, Apollo Investment Corporation since 2010; Chief Compliance Officer of Apollo Global Management, LLC since 2014.	N/A	N/A

(1)	The address of each Director and Officer is care of the Apollo Senior Floating Rate Fund Inc. or the Apollo Tactical Income Fund Inc. at 9 West 57th Street, New York, NY 10019.
(2)	“Interested person,” as defined in the Investment Company Act, of the Funds. Mr. Cohen is an interested person of the Funds due to his affiliation with the Adviser.
(3)	“Independent Directors” are directors who are not “interested persons,” as defined in the Investment Company Act, of the Funds.
(4)	Executive officers of the Funds serve at the pleasure of the Board of Directors.

54  |  Annual Report

Important Information About This Report

Investment Adviser Apollo Credit Management, LLC 9 West 57th Street New York, NY 10019 Administrator	This report has been prepared for shareholders of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-888-301-3838 and additional reports will be sent to you.
BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581 Transfer Agent BNY Mellon Investment Servicing (US) Inc. P.O. Box 30170 College Station, TX 77842	A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent period ended June 30, 2017 are available (i) without charge, upon request, by calling 1-888-301-3838 and (ii) on the SEC’s website at http:// www.sec.gov.

Custodian The Bank of New York Mellon One Wall Street New York, NY 10286 Independent Registered Public Accounting Firm	The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Deloitte & Touche LLP 30 Rockefeller Plaza New York, NY 10112 Fund Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019

Annual Report  |  55

Important Information About This Report (continued)

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Website information, including any information captured through our use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, maintain your investments in the Funds, and to respond to court orders and legal investigations. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers and service providers as may be necessary to facilitate the acceptance and management of your account or your investments in the Funds and to enable them to perform services on our behalf. We may also provide your name, address, telephone number, social security number or financial condition information to affiliates or nonaffiliated third parties, such as broker-dealers, engaged in marketing activities on our behalf, such as the solicitation of your investment in future funds managed by Apollo. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

Opt-Out Notice. We reserve the right to disclose nonpublic personal information about you to a nonaffiliated third party as discussed above. If you wish to limit the distribution of your personal information with our affiliates and nonaffiliated third parties, as described herein, you may do so by:

•	Calling us at 1-888-301-3838; or
•	Writing us at the following address:

Apollo Global Management, LLC

c/o: Apollo Senior Floating Rate Fund Inc., Apollo Tactical Income Fund Inc.

9 West 57th Street, 43rd Floor, New York, New York 10019

Attn: Cindy Z. Michel

The ability to opt-out of disclosure of nonpublic personal information about you may not apply to arrangements necessary to effect or administer a transaction in shares of a Fund or maintain or service your account.

If you choose to write to us, your request should include your name, address, telephone number and account number(s) to which the opt-out applies and the extent to which your personal information shall be withheld. If you are a joint account owner we will apply those instructions to the entire account. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If your shares are held in “street name” at a bank or brokerage, we do not have access to your personal information and you should refer to your bank’s or broker’s privacy policies for a statement of the treatment of your personal information.

56  |  Annual Report

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9 West 57th Street, New York, NY 10019

1-888-301-3838 • www.agmfunds.com

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No response required.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description enumerated in paragraph (b) of this Item 2.

(d)

The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item 2.

(e)	Not Applicable.

(f)	The code of ethics is included on the registrant’s website at: www.agmfunds.com

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Glenn A. Marchak and Todd J. Slotkin are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2016 and December 31, 2017 were $190,000 and $145,000, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in the fiscal years ended December 31, 2016 and December 31, 2017 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively. The aggregate audit-related fees billed in the fiscal years ended December 31, 2016 and December 31, 2017 to Service Affiliates (as defined below) were $0 and $0, respectively.

Tax Fees

(c)

The aggregate fees billed in the fiscal years ended December 31, 2016 and December 31, 2017 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $7,420 and $6,675, respectively. “Tax fees” are for tax services related to reviews of returns and various tax matters. The aggregate tax fees billed in the fiscal years ended December 31, 2016 and December 31, 2017 to Service Affiliates (as defined below) were $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in the fiscal years ended December 31, 2016 and December 31, 2017 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 and $0, respectively. The aggregate fees in this category billed in the fiscal years ended December 31, 2016 and December 31, 2017 to Service Affiliates (as defined below) were $0 and $0, respectively.

(e)(1)

  All services to be performed for the registrant and all services to be performed for the registrant’s   investment adviser or any entity controlling, controlled by or under common control with the   investment adviser that provides ongoing services to the registrant (“Service Affiliates”), if the   engagement relates directly to the operations and financial reporting of the registrant, by the   registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to Service Affiliates for the fiscal years ended December 31, 2016 and December 31, 2017 were $7,420 and $6,675, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee consisting solely of independent directors of the registrant. The members of the audit committee are: Glenn N. Marchak (Chairman), Carl J. Rickertsen, Todd J. Slotkin and Elliot Stein, Jr.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are included in this Item.

Proxy Voting Policies and Procedures

of

Apollo Credit Management, LLC

SEC registered advisers that have the authority to vote client proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures (i) reasonably designed to ensure that the adviser votes proxies in the best interests of its clients and (ii) that include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients. It is expected that, in most cases, Apollo Credit Management, LLC (the “adviser”) will invest the assets of its clients in securities that do not generally carry voting rights. When a client account does have voting rights in a security, it follows the proxy voting policies and procedures summarized below:

In determining how to vote, officers of the adviser will consult with each other and other investment professionals affiliated with the adviser, taking into account the interests of the adviser’s clients and investors as well as any potential conflicts of interest. The adviser will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, the adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, including by seeking the direction of the independent directors of the client or, in extreme cases, by abstaining from voting. While the adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, the adviser does not expect to delegate its voting authority to any third party.

An officer of the adviser will keep a written record of how all such proxies are voted. The adviser will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, the adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

The adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, the adviser will vote proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) it is necessary to vote contrary to the general guidelines to maximize shareholder value or the best interests of the adviser’s clients. In reviewing proxy issues, the adviser generally uses the following guidelines:

Elections of Directors: In general, the adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors, or the adviser determines that there are other compelling reasons for withholding a vote, it will determine the appropriate vote on the matter. The adviser may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a shareholder vote or (4) act on tender offers where a majority of shareholders have tendered their shares. Finally, the adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement or where, in the adviser’s discretion, the cost of voting will outweigh the perceived benefit.

Appointment of Auditors: The adviser believes that the board of an issuer remains in the best position to choose its independent auditors and the adviser will generally support management’s recommendation in this regard.

Changes in Capital Structure: Changes in an issuer’s charter or by-laws may be required by state or federal regulation. In general, the adviser will cast client votes in accordance with management on such proposals. However, the adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions: The adviser believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of client interests.

Proposals Affecting Shareholder Rights: The adviser generally will vote in favor of proposals that give shareholders a greater voice in the affairs of an issuer and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, the adviser will balance the financial impact of the proposal against any impairment of shareholder rights as well as of a client’s investment in the issuer.

Corporate Governance: The adviser recognizes the importance of good corporate governance. Accordingly, the adviser generally will favor proposals that promote transparency and accountability within an issuer.

Anti-Takeover Measures: The adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

Stock Splits: The adviser generally will vote with management on stock split matters.

Limited Liability of Directors: The adviser generally will vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility: The adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. The adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	As of December 31, 2017, the following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategy (the “Portfolio Managers”):

Portfolio Managers	Title	Length of Service	Business Experience for Last 5 Years
Joseph Moroney	President and Chief Investment Officer	Joined Apollo in 2008 Portfolio Manager since registrant’s inception

Mr. Moroney is Co-Head of the Global Performing Credit platform of Apollo Capital Management, L.P. and serves as the President and Chief Investment Officer of the registrant. Mr. Moroney joined Apollo Global Management, LLC (along with its subsidiaries “Apollo”) in 2008. Effective January 2018, Mr. Moroney became Co-Head of the Global Liquid Credit platform of Apollo. Prior to joining Apollo, Mr. Moroney was employed by Aladdin Capital Management where he most recently served as the Senior Managing Director of its Leveraged Loan Group. Mr. Moroney’s investment management career spans 24 years at various leading financial services firms including Merrill Lynch Investment Managers and MetLife. Mr. Moroney graduated from Rutgers University with a BS in Ceramic Engineering and holds the Chartered Financial Analyst designation.

James Vanek	Portfolio Manager	Joined Apollo in 2008 Portfolio Manager since 2014

Mr. Vanek serves as a Portfolio Manager of the registrant. Prior to joining Apollo in 2008, Mr. Vanek was an Associate Director, Loan Sales & Trading in the Leveraged Finance Group at Bear Stearns. Mr. Vanek graduated from Duke University with a BS in Economics and a BA in Computer Science and received his MBA from Columbia Business School.

(a)(2)	As of December 31, 2017, the Portfolio Managers listed above are also responsible for the day-to-day management of the following (not including the registrant):

Name of Portfolio Manager	Total No. of Accounts Managed	Total Assets(1)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based_on Performance(2)(3)
Joseph Moroney
Registered Investment Companies:	1	$0.390 Billion	None	None
Other Pooled Investment Vehicles:	17	$9.921 Billion	16	$9.373 Billion
Other Accounts:	2	$0.886 Billion	None	None

James Vanek
Registered Investment Companies:	1	$0.390 Billion	None	None
Other Pooled Investment Vehicles:	2	$0.619 Billion	2	$0.709 Billion
Other Accounts:	2	$0.960 Billion	None	None

(1)	Total assets represent assets under management as defined by Apollo Global Management, LLC, which includes unfunded commitments.

(2)	Represent the assets under management of the accounts managed that generate incremental fees in addition to advisory fees.

(3)

Joseph Moroney is responsible for the oversight of the Global Performing Credit business which had AUM of $30.4 Billion as of December 31, 2017. The disclosures above only reflect those accounts where the Portfolio Managers have direct day to day responsibilities for oversight of the funds.

Potential Conflicts of Interests

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, the adviser and its affiliates provide investment management services both to the registrant and the other Apollo-advised funds, including other funds, client accounts, proprietary accounts and any other investment vehicles that the adviser and its affiliates may establish from time to time, in which the registrant will not have an interest. The Portfolio Managers, the adviser and its affiliates may give advice and recommend securities to the other Apollo-advised funds that may differ from advice given to, or securities recommended or bought for, the registrant, even though their investment objectives may be the same or similar to those of the registrant.

The adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the adviser and its affiliates in managing the other Apollo-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the registrant and may affect the prices and availability of the securities and instruments in which the registrant invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the registrant and the other Apollo-advised funds. It is the policy of the adviser to generally share appropriate investment opportunities (and sale opportunities) with the other Apollo-advised funds to the extent consistent with applicable legal requirements. In general, this policy will result in such opportunities being allocated pro rata among the registrant and the other Apollo-advised funds. Nevertheless, investments and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised fund as compared to another participating Apollo-advised fund.

In the event investment opportunities are allocated among the registrant and the other Apollo-advised funds, the registrant may not be able to structure its investment portfolio in the manner desired. Although the adviser endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that the registrant may not be given the opportunity to participate in certain investments made by the other Apollo-advised funds or Portfolio Managers affiliated with the adviser. Furthermore, the registrant and the other Apollo-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the registrant and the other Apollo-advised funds. When this occurs, the various prices may be averaged, and the registrant will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the registrant. In addition, under certain circumstances, the registrant may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that other Apollo-advised funds may make investments in the same or similar securities at different times and on different terms than the registrant. From time to time, the registrant and the other Apollo-advised funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the registrant may benefit the other Apollo-advised funds. For example, the sale of a long position or establishment of a short position by the registrant may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised funds, and the purchase of a security or covering of a short position in a security by the registrant may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised funds.

While these conflicts cannot be eliminated, the adviser, when consistent with fund objectives, guidelines and other fiduciary considerations and when practicable, the registrant and the other Apollo-advised funds may hold investments in the same levels of an issuer’s capital structure in the same proportion at each level.

Although the professional staff of the adviser will devote as much time to the management of the registrant as the adviser deems appropriate to perform its obligations, the professional staff of the adviser may have conflicts in allocating its time and services among the registrant and the adviser’s other investment vehicles and accounts. The adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the registrant and/or may involve substantial time and resources of the adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the adviser and their officers and employees will not be devoted exclusively to the business of the registrant but will be allocated between the business of the registrant and the management of the monies of other clients of the adviser.

A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he manages. If the structure of the adviser’s (or its affiliates’) management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the Portfolio Managers may be motivated to favor accounts in which they have investment interests, or in which the adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts that have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The registrant and the adviser have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The adviser’s financial arrangements with its Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, Portfolio Managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation. Portfolio Managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

Annual Bonus. Generally, a Portfolio Manager receives an annual bonus based on such person’s individual performance, operational performance for the Apollo-advised funds for which such person serves, and such Portfolio Manager’s impact on the overall operating performance and potential to contribute to long-term value and growth. A portion of each annual bonus may be deferred and, at the discretion of Apollo, may be in the form of cash or equity of an Apollo entity, such as restricted stock units of Apollo Global Management, LLC.

Carried Interest. Generally, a Portfolio Manager receives carried interests with respect to the Apollo-advised funds for which such person serves as a Portfolio Manager, subject to standard terms and conditions, including vesting.

(a)(4) Disclosure of Securities Ownership

The dollar range of common stock of the registrant beneficially owned by each Portfolio Manager as of December 31, 2017 was as follows:

Name of Portfolio Manager	Dollar ($) Range of Common Stock Beneficially Owned

Joseph Moroney	Over $100,000
James Vanek	$50,001 - $100,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None in the reporting period.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Apollo Senior Floating Rate Fund Inc.

By (Signature and Title) /s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date February 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date February 23, 2018

By (Signature and Title) /s/ Frank Marra
Frank Marra, Treasurer and Chief Financial Officer
(principal financial officer)

Date February 23, 2018